UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

FQF Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

Ronald C. Martin, Trustee

53 State Street

Suite 1308

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2017

Before investing you should carefully consider the Funds’ investment objectives, risks, charges and expenses. This material must be preceded or accompanied by the Funds’ prospectus. Please read the prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal. Concentration in a particular industry or sector may subject the Funds to loss due to adverse occurrences that may affect that industry or sector. The Funds may use derivatives which may involve risks different from, or greater than, those associated with more traditional investments. The Funds’ emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after a Fund’s purchase of such a company’s securities. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including political, diplomatic, economic, foreign market and trading risks. In addition, unless perfectly hedged, a Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns. A Fund’s hedging strategies may not be successful, and even if they are successful, a Fund’s exposure to foreign currency fluctuations is not expected to be fully hedged at all times. See the prospectus for specific risks regarding the Funds.

Individual shares of the Funds may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca through a brokerage account. However, shares are not individually redeemable directly from the Funds. Each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares (“Creation Units”), principally in-kind for securities included in the relevant Index.

Distributor:  Foreside Fund Services, LLC

i	Shareholder Letter
iv	Management Discussion of Fund Performance
Schedule of Investments
1	O’Shares FTSE U.S. Quality Dividend ETF
4	O’Shares FTSE Europe Quality Dividend ETF
8	O’Shares FTSE Europe Quality Dividend Hedged ETF
9	O’Shares FTSE Asia Pacific Quality Dividend ETF
14	O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF
15	Statements of Assets and Liabilities
16	Statements of Operations
17	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Expense Examples
40	Additional Information
41	Trustees and Officers of FQF Trust

The O’Shares FTSE US Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend ETF, O’Shares FTSE Asia Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend Hedged ETF and the O’Shares FTSE Asia Quality Dividend Hedged ETF (the “Funds”) are not in any way sponsored, endorsed, sold or promoted by the London Stock Exchange Group companies, which include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”) and FTSE TMX Global Debt Capital Markets Inc (“FTSE TMX”) (together “LSEG”). LSEG makes no claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the FTSE US Qual/Vol/Yield Factor 5% Capped Index, FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index, FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index, FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index and the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index (the “Indexes”) (upon which the Funds are based), (ii) the figure at which the Indexes are said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Indexes for the purpose to which they are being put in connection with the Funds. LSEG has not provided nor will provide any financial or investment advice or recommendation in relation to the Indexes to the adviser or to its clients. The Indexes are calculated by FTSE or its agent. LSEG shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Indexes or (b) under any obligation to advise any person of any error therein.

All rights in the Indexes vest in FTSE. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license.

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Dear Shareholder,

This Annual Report for the O’Shares Investments ETFs (the “Funds”) covers the period from July 1, 2016 through June 30, 2017 (the “Period”). During the Period, the Funds’ NAV returns were as follows:

O’Shares FTSE U.S. Quality Dividend ETF – (OUSA)	8.00%
O’Shares FTSE Europe Quality Dividend ETF – (OEUR)	9.18%
O’Shares FTSE Europe Quality Dividend Hedged ETF – (OEUH)	9.38%
O’Shares FTSE Asia Pacific Quality Dividend ETF – (OASI)	13.99%
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF – (OAPH)	15.25%

Global Equity Market Overview

During the 12 months ended June 30, 2017 (the “Period”), the Standard & Poor’s (S&P) 500 Index1 generated a return of 17.90% and the FTSE USA Index2, a broad U.S. equity index, returned 18.19%. In Europe, equity markets delivered strong returns, with the FTSE Developed Europe Index3 returning 21.73% and the STOXX Europe 600 Total Return Index4 returning 18.85%. Equity markets in the Asia-Pacific region also produced positive returns during the Period, returning 21.99% for the FTSE Developed Asia Pacific Index5 and 27.19% for the MSCI All Country Asia Pacific Local Index.6

Performance across global equity markets during the Period was driven by various factors, including varying degrees of global economic growth, tighter monetary policy in the U.S., ongoing monetary stimulus measures in Europe and Japan, as well as other factors, including volatile energy prices and political developments in the U.S. and Europe. U.S. economic activity during the Period was positive, with U.S. GDP growing at an average estimated rate of 1.85%. The U.S. labor market also continued to improve with the unemployment rate declining from 4.87% to 4.37% during the Period, while job creation remained generally strong, albeit with month-to-month volatility. U.S. manufacturing and industrial production were also relatively strong, driven by a stronger U.S. economy and expectations for further improvements in capital spending. While core inflation in the U.S. picked up during the Period, with broad prices, excluding food and energy, rising at an average rate of 1.80%, price increases were somewhat softer in the final months of the Period. In Europe, economic growth also remained relatively positive, as GDP in the European Union (“E.U.”) grew at an average estimated rate of 2.00% during the Period. Employment in Europe showed modest improvement, as the unemployment rate in the E.U. declined from 8.70% to 8.50%. While inflation in Europe remained low by historical standards, prices, excluding food and energy, did show some improvement, rising at an average rate of 0.90% during the Period. Growth in the Asia-Pacific region was higher than in the aforementioned regions, as the GDP in the region expanded by an estimated average rate of 4.90% during the Period. Growth in Japan improved, as the economy grew at an estimated average rate of 1.30%. However, core inflation remained low with prices, excluding energy and food, declining 0.01% during the Period. In Australia, growth also remained relatively low and uneven, with the economy growing at an estimated average rate of 0.40% as volatile commodity prices remained a headwind.

During the Period, the U.S. Federal Reserve increased the federal funds target rate on three separate occasions, moving from a range of 0.25% to 0.50% to a range of 1.00% to 1.25%. While the increases represent a move towards a renormalization of monetary policy, rates remain low by historical standards. A combination of generally improving U.S. economic conditions and U.S. political developments resulted in interest rates moving higher during the Period with the yield on U.S. 10 year government bonds rising from 1.47% at the beginning of the Period to 2.30% on June 30, 2017.

i

In Europe, the economic recovery remained less advanced relative to the U.S. and monetary stimulus remained accommodative, with the European Central Bank maintaining measures to increase liquidity and boost growth. However, improvements in the region’s economic conditions resulted in European government bond yields generally moving higher during the Period. Similarly, in the Asia-Pacific region, the Bank of Japan remained highly accommodative with its monetary policy, and government bond yields generally moved higher alongside moderately improving global economic conditions.

Against this global economic backdrop, U.S. corporate profits remained generally solid during the Period, with earnings in the Energy sector also partially rebounding. In Europe, corporate profits, excluding the financial sector, also continued to grow as corporate profits in the region rebounded alongside accommodative monetary policy and improvements in the economy. In the Asia-Pacific region, corporate profits generally grew at higher rates relative to the U.S. and Europe during the Period, given the region’s higher growth profile and exposure to improvements in global economic growth.

U.S. equity markets generated strong returns during the Period, as improvements in economic conditions and expectations for policy changes benefited U.S. equities. Volatility in U.S. equity markets also remained historically low, with some periods of intermittent volatility around the U.S. election process in the fourth quarter of 2016. West Texas Intermediate oil prices were somewhat volatile during the Period, though prices remained somewhat range bound relative to the precipitous price declines in 2014 and 2015. In this environment, cyclical, more economically sensitive equity sectors in the U.S., including Financials, Information Technology and Industrials, outperformed, while more defensive sectors including Telecommunication Services, Consumer Goods and Real Estate, underperformed. The U.S. Energy sector also underperformed. In Europe, generally positive political developments also benefitted equity markets alongside improvements in the economy. Performance distribution was similar with cyclical sectors generally outperforming more defensive sectors. Equity markets in the Asia-Pacific region were also partially driven by improvements in global economic growth as cyclical sectors in the region generally outperformed defensive sectors.

The views expressed in this letter were those as of June 30, 2017, and may not necessarily reflect views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

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O’Shares FTSE U.S. Quality Dividend ETF (OUSA) (Unaudited)

The Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance (before fees and expenses) of its target index, the FTSE US Qual/Vol/Yield Factor 5% Capped Index (the “U.S. Target Index”). The U.S. Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by FTSE-Russell (the “Index Provider”). The constituents of the U.S. Target Index are selected from the FTSE USA Index2, comprised of 612 of the largest U.S. publicly-listed equities that had an average weighted market capitalization of $38.10 billion and minimum market capitalization of over $1.30 billion as of June 30, 2017. The Index Provider selects and weights securities for the U.S. Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility measured over several years, and 3) dividend yield for the twelve months preceding each annual reconstitution. The U.S. Target Index’s individual index constituent weights are capped at 5% on a quarterly basis to avoid overexposure to any single security, and the U.S. Target Index is fully reconstituted annually. Each component in the U.S. Target Index’s investable universe is tested for liquidity semi-annually. The U.S. Target Index’s investable universe includes real estate investment trusts (“REITs”).

From July 1, 2016 through June 30, 2017 (the “Period”), the Fund’s market return was 8.15% and its NAV return was 8.00%. The U.S. Target Index returned 8.49% during the same Period. The Fund’s market price at June 30, 2017 was $29.26.7

The Fund posted positive performance in 8 of the 12 full months during the Period, with returns ranging from 4.81% to -2.79%. The best performing months for the Fund were December 2016 and February 2017, finishing up 2.66% and 4.81%, respectively. The worst performing months for the Fund were August 2016 and October 2016, finishing down -1.72% and -2.79%, respectively.

Seven of the ten sectors in OUSA delivered positive returns for the Period. Cyclical sectors including Industrials, Technology and Materials delivered the strongest returns as the U.S. economy continued to improve and more defensive sectors generally lagged. Sectors that detracted from performance versus the FTSE USA Index included Financials, where the Fund was both underweight in the sector relative to the FTSE USA Index and contained no exposure to banks, a sub-industry which performed well during the Period. Alternatively, OUSA was focused on real estate-related investments within the Financials sector, which generally underperformed the market as investors moved into more cyclical investments. In addition to the Financial sector, other sectors which delivered negative results during the Period include Energy and Telecommunications, as Energy companies were affected by historically low energy prices and Telecommunication Services underperformed alongside other defensive sectors.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount can be found on the Fund’s website, www.oshares.com.

The Fund had an annualized daily volatility8 of 7.99% for the Period.

Fund Sector	As of June 30, 2017 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Basic Materials	0.76%	3
Consumer Goods	18.33%	28
Consumer Services	12.16%	22
Energy	3.96%	1
Financials	8.83%	20
Health Care	14.91%	8
Industrials	13.79%	28
Technology	14.92%	11
Telecommunications	5.50%	3
Utilities	6.27%	25
Other*	0.57%	1
Totals	100.00%	150
*	Includes cash, any non-equity securities and net other assets (liabilities)

Portfolio Characteristics	As of June 30, 2017
Book Yield (B/P)[9]	21.47%
Earnings Yield (E/P)[10]	4.90%
Return on Equity (ROE)[11]	22.84%
Debt to Equity (D/E)[12]	80.97%
Dividend Yield (D/P)[13]	2.90%
Forward Earnings Yield (E/P)[14]	5.41%
30-day SEC Yield (subsidized)[15]	2.40%
30-day SEC Yield (unsubsidized)[15]	2.40%
Beta (104 week)[16]	0.87
Average Market Cap (millions)	$180,592
Median Market Cap (millions)	$24,681

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE U.S. Quality Dividend ETF — (OUSA)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from July 14, 2015 (Date of Inception) to June 30, 2017 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2017

	1 Year	Since Inception
OUSA NAV Return	8.00%	10.85%
OUSA Market Price Return	8.15%	10.87%
FTSE US Qual/Vol/Yield Factor 5% Capped Index	8.49%	11.40%
S&P 500 Index	17.90%	9.88%
FTSE USA Index	18.19%	9.65%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.48% of the Fund’s average net assets. As stated in the current prospectus, the current gross expense ratio is 0.49%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

v

O’Shares FTSE Europe Quality Dividend ETF (OEUR) (Unaudited)

The Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance (before fees and expenses) of its target index, the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index (the “Europe Target Index”). The Europe Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by the Index Provider. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. The constituents of the Europe Target Index are selected from the FTSE Developed Europe Index3, comprised of 543 of the largest Developed Europe publicly-listed equities that had an average weighted market capitalization of $21.5 billion and minimum market capitalization of approximately $212.0 million as of June 30, 2017. The Index Provider selects and weights securities for the Europe Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility measured over several years, and 3) dividend yield for the twelve months preceding each annual reconstitution. The Europe Target Index’s individual index constituent weights are capped at 5% on a quarterly basis to avoid overexposure to any single security, and the Europe Target Index is fully reconstituted annually. Each component in the Europe Target Index’s investable universe is tested for liquidity semi-annually. The Europe Target Index’s investable universe includes real estate investment trusts (“REITs”).

From July 1, 2016 through June 30, 2017 (the “Period”), the Fund’s market return was 8.91% and its NAV return was 9.18% The Europe Target Index returned 10.51% during the same Period. The Fund’s market price at June 30, 2017 was $24.84.7

The Fund posted positive performance in 8 of the 12 months during the Period, with returns ranging from 6.34% to -6.31%. The best performing months for the Fund were December 2016 and May 2017, finishing up 4.48% and 6.34%, respectively. The worst performing months for the Fund were October 2016 and November 2016, finishing -6.31% and -4.15%, respectively.

On a U.S. dollar-denominated basis, holdings in nine of the ten sectors in OEUR delivered positive returns for the Period. The strongest performing sectors were generally cyclical sectors including Industrials, Technology, and Materials. Conversely, more defensive sectors such as Consumer Goods as well as sectors with more exposure to rising bond yields, including Utilities and Telecommunications, generally underperformed the broader market. The Energy sector was the only sector that generated negative returns during the Period as Energy companies remained pressured by historically low energy prices. The Energy sector was the Fund’s smallest sector allocation. From a country allocation perspective, OEUR’s overweight allocation to the United Kingdom relative to the FTSE Developed Europe Index detracted from U.S. dollar-denominated performance. Equities in continental Europe generally outperformed U.K. equities as the region benefited from positive political developments and improvements in economic conditions.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount can be found on the Fund’s website, www.oshares.com.

The Fund had an annualized daily volatility8 of 16.34% for the Period.

Fund Sector	As of June 30, 2017 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Basic Materials	5.26%	13
Consumer Goods	24.41%	21
Consumer Services	8.31%	31
Financials	11.44%	32
Health Care	20.05%	10
Industrials	13.55%	45
Technology	1.16%	2
Telecommunications	7.04%	13
Utilities	7.77%	21
Other*	1.01%	0
Totals	100.00%	188
*	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Country Exposure	As of June 30, 2017 Based on Net Assets
Country	Fund Exposure
Austria	0.09%
Belgium	3.32%
Denmark	4.05%
Finland	2.73%
France	14.76%
Germany	8.57%
Italy	1.94%
Luxembourg	0.37%
Netherlands	0.68%
Norway	1.34%
Portugal	0.25%
South Africa	0.19%
Spain	4.40%
Sweden	6.91%
Switzerland	19.19%
United Kingdom	29.99%
United States	0.21%
Other*	1.01%
Totals	100.00%
*	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Currency Exposure	As of June 30, 2017 Based on Net Assets
Currency	Fund Exposure
British Pound	27.72%
Danish Krone	4.05%
Euro	40.02%
Norwegian Krone	1.34%
Swedish Krone	6.91%
Swiss Franc	18.95%
US Dollar	1.01%
Totals	100.00%

Portfolio Characteristics	As of June 30, 2017
Book Yield (B/P)[9]	38.74%
Earnings Yield (E/P)[10]	4.42%
Return on Equity (ROE)[11]	11.41%
Debt to Equity (D/E)[12]	69.69%
Dividend Yield (D/P)[13]	3.55%
Forward Earnings Yield (E/P)[14]	5.93%
30-day SEC Yield (subsidized)[15]	2.46%
30-day SEC Yield (unsubsidized)[15]	2.43%
Beta (104 week)[16]	0.932
Average Market Cap (millions)	$88,481
Median Market Cap (millions)	$11,911

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE Europe Quality Dividend ETF — (OEUR)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from August 19, 2015 (Date of Inception) to June 30, 2017 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2017

	1 Year	Since Inception
OEUR NAV Return	9.18%	1.94%
OEUR Market Price Return	8.91%	2.27%
FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Index	10.51%	3.01%
FTSE Developed Europe Index	21.73%	4.18%
STOXX Europe 600 USD Total Return Index	22.03%	4.12%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. The Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.58% of the Fund’s average net assets. As stated in the current prospectus, the current gross expense ratio is 0.66%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

O’Shares FTSE Europe Quality Dividend Hedged ETF (OEUH) (Unaudited)

The Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance (before fees and expenses) of its target index, the FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index (the “Europe Hedged Target Index”). The Europe Hedged Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain requirements for market capitalization, liquidity, high quality, low volatility and dividend yield, as determined by the Index Provider. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. The constituents of the Europe Hedged Target Index are selected from the FTSE Developed Europe Index,3 comprised of 543 of the largest Developed Europe publicly-listed equities that had an average weighted market capitalization of $21.5 billion and minimum market capitalization of over approximately $212.0 million as of June 30, 2017. The Index Provider selects and weights securities for the Europe Hedged Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility measured over several years, and 3) dividend yield for the twelve months preceding each annual reconstitution. The Europe Hedged Target Index’s individual index constituent weights are capped at 5% on a quarterly basis to avoid overexposure to any single security, and the Europe Hedged Target Index is fully reconstituted annually. Each component in the Europe Hedged Target Index’s investable universe is tested for liquidity semi-annually. The Europe Hedged Target Index’s investable universe includes real estate investment trusts (“REITs”). Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the O’Shares FTSE Europe Quality Dividend ETF.

The Europe Hedged Target Index hedges against fluctuations in the relative value of foreign currencies in which the Europe Hedged Target Index’s components are denominated against the U.S. dollar. Thus, it is designed to attempt to have higher returns than an equivalent index that does not hedge against a weakening of such foreign currencies relative to the U.S. dollar. Conversely, the Europe Hedged Target Index would be expected to have lower returns than an equivalent unhedged index when these foreign currencies are rising in value relative to the U.S. dollar. The Europe Hedged Target Index applies published one-month currency forward rates to the Europe Hedged Target Index’s total foreign currency exposures to adjust the value of the foreign currencies against the U.S. dollar. The Fund enters into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the Europe Hedged Target Index. Although the hedged nature of the Europe Hedged Target Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to foreign currency fluctuations.

The Fund enters into forward foreign currency contracts to effectuate the hedging strategies embedded in the Europe Hedged Target Index. Although the hedged nature of the Fund is designed to minimize the impact of currency fluctuations on returns, it does not completely eliminate the Fund’s exposure to foreign currency fluctuations. Accordingly, the hedging strategy might not eliminate completely the foreign currency risk and returns of the Fund may be impacted as a result.

From July 1, 2016 through June 30, 2017 (the “Period”), the Fund’s market return was 7.60% and its NAV return was 9.38%. The Europe Hedged Target Index returned 12.11% during the same Period. The Fund’s market price at June 30, 2017 was $26.83.7

The Fund posted positive performance in 7 of the 12 months for the Period with returns ranging from 4.99% to -2.99%. The best performing months for the Fund were December 2016 and May 2017, finishing up 4.99% and 3.95%, respectively. The worst performing months for the Fund were November 2016 and June 2017, finishing down -2.99% and -2.54%, respectively. The impact of the Fund’s use of derivatives was mixed during the Period, as the Euro moved moderately higher versus the U.S. dollar, while the Swiss Franc and British Pound moved moderately lower relative to the U.S. dollar.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount can be found on the Fund’s website, www.oshares.com.

The Fund had an annualized daily volatility8 of 16.56% for the Period.

Fund Sector*	As of June 30, 2017 Based on Net Assets
	Fund Sector Weights*	Constituent Companies
Basic Materials	5.26%	13
Consumer Goods	24.41%	21
Consumer Services	8.31%	31
Financials	11.44%	32
Health Care	20.05%	10
Industrials	13.55%	45
Technology	1.16%	2
Telecommunications	7.04%	13
Utilities	7.77%	21
Other**	1.01%	0
Totals	100.00%	188
*	Reflects the sector exposure of the O’Shares FTSE Europe Quality Dividend ETF, the underlying fund in which the Fund invests.
**	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Country Exposure*	As of June 30, 2017 Based on Net Assets
Country	Fund Exposure*
Austria	0.09%
Belgium	3.32%
Denmark	4.05%
Finland	2.73%
France	14.76%
Germany	8.57%
Italy	1.94%
Luxembourg	0.37%
Netherlands	0.68%
Norway	1.34%
Portugal	0.25%
South Africa	0.19%
Spain	4.40%
Sweden	6.91%
Switzerland	19.19%
United Kingdom	29.99%
United States	0.21%
Other**	1.01%
Totals	100.00%
*	Reflects the country exposure of the O’Shares FTSE Europe Quality Dividend ETF, the underlying fund in which the Fund invests.
**	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Currency Exposure	As of June 30, 2017 Based on Net Assets
Currency	Fund Exposure
British Pound	-1.64%
Danish Krone	-0.08%
Euro	-2.01%
Norwegian Krone	-0.02%
Swedish Krone	-0.20%
Swiss Franc	-0.60%
US Dollar	104.55%
Totals	100.00%

Portfolio Characteristics	As of June 30, 2017
Book Yield (B/P)[9]	38.74%
Earnings Yield (E/P)[10]	4.42%
Return on Equity (ROE)[11]	11.41%
Debt to Equity (D/E)[12]	69.69%
Dividend Yield (D/P)[13]	3.55%
Forward Earnings Yield (E/P)[14]	5.93%
30-day SEC Yield (subsidized)[15]	2.68%
30-day SEC Yield (unsubsidized)[15]	2.59%
Beta (104 week)[16]	0.932
Average Market Cap (millions)	$88,481
Median Market Cap (millions)	$11,911

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE Europe Quality Dividend Hedged ETF — (OEUH)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from August 25, 2015 (Date of Inception) to June 30, 2017 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2017

	1 Year	Since Inception
OEUH NAV Return	9.38%	11.82%
OEUH Market Price Return	7.60%	11.64%
FTSE Developed Europe Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index	12.11%	13.85%
FTSE Developed Europe Index	21.73%	8.73%
STOXX Europe 600 Total Return Index	18.85%	9.54%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. The Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses, and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.68% of the Fund’s average net assets. As stated in the current prospectus, the current gross expense ratio is 1.48%. In addition, the Adviser has contractually agreed to reduce its management fees in an amount equal to any acquired fund fees and expenses incurred by the Fund from its investments in the O’Shares FTSE Europe Quality Dividend ETF. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

O’Shares FTSE Asia Pacific Quality Dividend ETF (OASI) (Unaudited)

The Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance (before fees and expenses) of its target index, the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index (the “AP Target Index”). The AP Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region that meet certain requirements for market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by Index Provider. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. The constituents of the AP Target Index are selected from the FTSE Developed Asia Pacific Index, comprised of 854 of the largest Developed Asia Pacific publicly-listed equities that had an average weighted market capitalization of $9.6 billion and minimum market capitalization of over approximately $90 million as of June 30, 2017. The Index Provider selects and weights securities for the AP Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility measured over several years, and 3) dividend yield for the twelve months preceding each annual reconstitution. The AP Target Index’s individual index constituent weights are capped at 5% on a quarterly basis to avoid overexposure to any single security, and the AP Target Index is fully reconstituted annually. Each component in the AP Target Index’s investable universe is tested for liquidity semi-annually. The AP Target Index’s investable universe includes real estate investment trusts (“REITs”).

From July 1, 2016 through June 30, 2017 (the “Period”), the Fund’s market return was 12.98% and its NAV return was 13.99%. The AP Target Index returned 15.18% during the same Period. The Fund’s market price at June 30, 2017 was $28.00.7

The Fund posted positive performance in 9 of the 12 months for the Period, with returns ranging from 5.83% to -2.95%. The best performing months for the Fund were July 2016 and January 2017, finishing up 5.83% and 4.60%, respectively. The worst performing months for the Fund were October 2016 and November 2016, finishing down -2.03% and -2.95%, respectively.

On a U.S. dollar denominated basis, nine of the ten sectors in OASI delivered positive returns for the Period. Cyclical sectors were generally the strongest performing sectors with Information Technology, Materials and Industrials generally outperforming the broader market. Conversely, more defensive sectors including Telecommunications, Consumer Goods and Healthcare generated the lowest returns, as investors moved towards equity sectors with more exposure to improving economic conditions. Telecommunications was the only sector to deliver a negative return during the Period. From a country allocation perspective, OASI’s holdings in South Korea and Hong Kong generated the strongest returns on a U.S. dollar-denominated basis. Conversely, OASI’s holdings in Singapore and New Zealand generally underperformed on a U.S. dollar-denominated basis.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount can be found on the Fund’s website, www.oshares.com.

The Fund had an annualized daily volatility8 of 15.32% for the Period.

Fund Sector	As of June 30, 2017 Based on Net Assets
	Fund Sector Weights	Constituent Companies
Basic Materials	7.20%	18
Consumer Goods	19.54%	41
Consumer Services	11.83%	48
Energy	2.50%	5
Financials	19.79%	44
Health Care	5.76%	17
Industrials	16.67%	64
Technology	3.32%	12
Telecommunications	6.43%	10
Utilities	6.05%	15
Other*	0.91%	1
Totals	100.00%	275
*	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Country Exposure	As of June 30, 2017 Based on Net Assets
Country	Fund Exposure
Australia	23.68%
China	0.27%
Hong Kong	13.34%
Ireland	0.28%
Japan	42.35%
Luxembourg	0.02%
New Zealand	2.22%
Singapore	6.46%
South Korea	9.66%
United Kingdom	0.64%
United States	0.14%
Other*	0.94%
Totals	100.00%
*	Includes cash, any non-equity securities and net other assets (liabilities)

x

Fund Currency Exposure	As of June 30, 2017 Based on Net Assets
Currency	Fund Exposure
Australian Dollar	24.61%
Hong Kong Dollar	12.47%
Japanese Yen	42.36%
Korean Won	9.66%
New Zealand Dollar	2.22%
Singapore Dollar	6.57%
US Dollar	2.11%
Totals	100.00%

Portfolio Characteristics	As of June 30, 2017
Book Yield (B/P)[9]	68.4%
Earnings Yield (E/P)[10]	6.61%
Return on Equity (ROE)[11]	9.66%
Debt to Equity (D/E)[12]	39.88%
Dividend Yield (D/P)[13]	3.55%
Forward Earnings Yield (E/P)[14]	6.76%
30-day SEC Yield (subsidized)[15]	2.82%
30-day SEC Yield (unsubsidized)[15]	2.69%
Beta (104 week)[16]	0.878
Average Market Cap (millions)	$39,193
Median Market Cap (millions)	$5,719

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE Asia Pacific Quality Dividend ETF — (OASI)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from August 19, 2015 (Date of Inception) to June 30, 2017 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2017

	1 Year	Since Inception
OASI NAV Return	13.99%	9.33%
OASI Market Price Return	12.98%	9.47%
FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Index	15.18%	10.57%
FTSE Developed Asia Pacific Index	21.99%	8.74%
MSCI All Country Daily TR Net Asia Pacific USD Index	22.65%	9.30%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. The Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.58% of the Fund’s average net assets. As stated in the current prospectus, the current gross expense ratio is 0.80%. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com .. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF (OAPH) (Unaudited)

The Fund employs a “passive management” or “rules based” investment approach that seeks to track the performance (before fees and expenses) of its target index, the FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index (the “AP Hedged Target Index”). The AP Hedged Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the Asia-Pacific region that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by the Index Provider. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. The constituents of the AP Hedged Target Index are selected from the FTSE Developed Asia Pacific Index, comprised of 854 of the largest Developed Asia Pacific publicly-listed equities that had an average weighted market capitalization of $9.6 billion and minimum market capitalization of over approximately $90 million as of June 30, 2017. The Index Provider selects and weights securities for the AP Hedged Target Index based on a proprietary approach that combines the following three factors: 1) high quality, including measures of profitability, operating efficiency, earnings quality and leverage, 2) low volatility measured over several years, and 3) dividend yield for the twelve months preceding each annual reconstitution. The AP Hedged Target Index’s individual index constituent weights are capped at 5% on a quarterly basis to avoid overexposure to any single security, and the AP Hedged Target Index is fully reconstituted annually. Each component in the AP Hedged Target Index’s investable universe is tested for liquidity semi-annually. The AP Hedged Target Index’s investable universe includes real estate investment trusts (“REITs”). Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the O’Shares FTSE Asia Pacific Quality Dividend ETF.

The AP Hedged Target Index hedges against fluctuations in the relative value of foreign currencies in which the AP Hedged Target Index’s components are denominated against the U.S. dollar. Thus, it is designed to attempt to have higher returns than an equivalent index that does not hedge against a weakening of such foreign currencies relative to the U.S. dollar. Conversely, the AP Hedged Target Index would be expected to have lower returns than an equivalent unhedged index when these foreign currencies are rising in value relative to the U.S. dollar. The AP Hedged Target Index applies published one-month currency forward rates to the AP Hedged Target Index’s total foreign currency exposures to adjust the value of the foreign currencies against the U.S. dollar. The Fund enters into forward currency contracts or futures contracts to effectuate the hedging strategy embedded in the AP Hedged Target Index. Although the hedged nature of the AP Hedged Target Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Fund’s exposure to foreign currency fluctuations.

The Fund enters into forward foreign currency contracts to effectuate the hedging strategies embedded in the AP Hedged Target Index. Although the hedged nature of the Fund is designed to minimize the impact of currency fluctuations on returns, it does not completely eliminate the Fund’s exposure to foreign currency fluctuations. Accordingly, the hedging strategy might not eliminate completely the foreign currency risk and returns of the Fund may be impacted as a result.

From July 1, 2016 through June 30, 2017 (the “Period”), the Fund’s market return was 15.56% and its NAV return was 15.25%. The AP Hedged Target Index returned 19.50% during the same Period. The Fund’s market price at June 30, 2017 was $28.32.7

The Fund posted positive performance in 10 of the 12 months during the Period, with returns ranging from 3.79% to -1.26%. The best performing months for the Fund were July 2016 and November 2016, finishing up 3.79% and 1.99%, respectively. The worst performing months for the Fund were October 2016 and June 2017, with returns of -1.26% and -0.04%, respectively. In general, the Fund’s use of derivatives moderately benefited performance as currencies in the Asia pacific region depreciated somewhat relative to the U.S. dollar.

Frequency of Distributions of Premium and Discounts — Information concerning the number of days that the Fund trades at a premium or discount can be found on the Fund’s website, www.oshares.com.

The Fund had an annualized volatility8 of 17.94% for the Period.

Fund Sector*	As of June 30, 2017 Based on Net Assets
	Fund Sector Weights*	Constituent Companies
Basic Materials	7.20%	18
Consumer Goods	19.54%	41
Consumer Services	11.83%	48
Energy	2.50%	5
Financials	19.79%	44
Health Care	5.76%	17
Industrials	16.67%	64
Technology	3.32%	12
Telecommunications	6.43%	10
Utilities	6.05%	15
Other**	0.91%	1
Totals	100.00%	275
*	Reflects the sector exposure of the O’Shares FTSE Asia Pacific Quality Dividend ETF, the underlying fund in which the Fund invests.
**	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Country Exposure*	As of June 30, 2017 Based on Net Assets
Country	Fund Exposure*
Australia	23.68%
China	0.27%
Hong Kong	13.34%
Ireland	0.28%
Japan	42.35%
Luxembourg	0.02%
New Zealand	2.22%
Singapore	6.46%
South Korea	9.66%
United Kingdom	0.64%
United States	0.14%
Other**	0.94%
Totals	100.00%
*	Reflects the country exposure of the O’Shares FTSE Asia Pacific Quality Dividend ETF, the underlying fund in which the Fund invests.
**	Includes cash, any non-equity securities and net other assets (liabilities)

Fund Currency Exposure	As of June 30, 2017 Based on Net Assets
Currency	Fund Exposure
Australian Dollar	-0.56%
Hong Kong Dollar	11.32%
Japanese Yen	0.57%
Korean Won	0.31%
New Zealand Dollar	0.04%
Singapore Dollar	0.02%
US Dollar	88.30%
Totals	100.00%

Portfolio Characteristics	As of June 30, 2017
Book Yield (B/P)[9]	68.40%
Earnings Yield (E/P)[10]	6.61%
Return on Equity (ROE)[11]	9.66%
Debt to Equity (D/E)[12]	39.88%
Dividend Yield (D/P)[13]	3.55%
Forward Earnings Yield (E/P)[14]	6.76%
30-day SEC Yield (subsidized)[15]	2.34%
30-day SEC Yield (unsubsidized)[15]	1.86%
Beta (104 week)[16]	0.878
Average Market Cap (millions)	$39,193
Median Market Cap (millions)	$5,719

Growth of a $10,000 Investment Since Inception at Net Asset Value*
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF — (OAPH)

*	The line graph represents historical performance of a hypothetical investment of $10,000 from August 25, 2015 (Date of Inception) to June 30, 2017 assuming the reinvestment of distributions.

Average Annual Total Return Since Inception through June 30, 2017

	1 Year	Since Inception
OAPH NAV Return	15.25%	9.04%
OAPH Market Price Return	15.56%	9.46%
FTSE Developed Asia Pacific Qual/Vol/Yield Factor 5% Capped Hedged 100% to USD Index	19.50%	11.94%
FTSE Developed Asia Pacific Index	21.99%	13.46%
MSCI All Country Asia Pacific Local Index	27.19%	12.74%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. The Fund’s investment adviser, FFCM LLC (“Adviser”), has agreed to waive its fees and reimburse expenses for the Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for the Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses, and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to 0.68% of the Fund’s average net assets. As stated in the current prospectus, the current gross expense ratio is 1.57%. In addition, the Adviser has contractually agreed to reduce its management fees in an amount equal to any acquired fund fees and expenses incurred by the Fund from its investments in the O’Shares FTSE Asia Pacific Quality Dividend ETF. Please refer to the Financial Highlights herein for the most recent expense ratio information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.oshares.com. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:

1.	S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.
2.	FTSE USA Index — The FTSE USA Index is a market-capitalization weighted index representing the performance of US large and mid cap stocks. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
3.	FTSE Developed Europe Index — The FTSE Developed Europe Index comprises large and mid-cap stocks providing coverage of the developed markets in Europe. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
4.	STOXX Europe 600 Total Return Index — The STOXX Europe 600 Total Return Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Total Return Index represents large, mid and small capitalization companies across 18 countries of the European region, including Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
5.	FTSE Developed Asia Pacific Index — The FTSE Developed Asia Pacific Index comprises large and mid-cap stocks providing coverage of the developed markets in Asia Pacific. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
6.	MSCI All Country Asia Pacific Local Index — The MSCI All Country Asia Pacific Local Index captures large and mid-cap representation across five developed markets countries and eight emerging markets countries in the Asia Pacific region. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
7.	A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer at 4:00 p.m. Eastern time on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV.
8.	Volatility is a statistical measure of the dispersion of returns for a given security or market index.
9.	Book Yield (Price/Book Ratio) is equivalent to a firm’s stock price divided by total assets minus intangible assets and liabilities.
10.	Earnings Yield (which is the inverse of the P/E ratio) shows the percentage of each dollar invested in the stock that was earned by the company.
11.	Return on Equity (ROE) is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders’ equity. The formula for ROE is: ROE = Net Income/Shareholders’ Equity.
12.	Debt to Equity Ratio (D/E) is a debt ratio used to measure a company’s financial leverage, calculated by dividing a company’s total liabilities by its stockholders’ equity. The D/E ratio indicates how much debt a company is using to finance its assets relative to the amount of value represented in shareholders’ equity.
13.	Dividend Yield is a dividend expressed as a percentage of the current share price.
14.	Forward Earnings Yield is the quotient of earnings per share divided by the share price. It is the reciprocal of the P/E ratio.
15.	The 30-day SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and includes the effect of any fee waivers. Without waivers, yields would be reduced. The 30-day unsubsidized SEC yield does not reflect waivers in effect. A fund’s actual distribution rate will differ from the SEC yield and any income distributions from the fund may be higher or lower than the SEC yield.
16.	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

FQF Trust
O'Shares FTSE U.S. Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Common Stocks – 99.4%
Aerospace & Defense – 4.3%
Boeing Co. (The)	40,628	$8,034,187
General Dynamics Corp.	14,705	2,913,061
Northrop Grumman Corp.	5,371	1,378,789
Raytheon Co.	9,401	1,518,073
United Technologies Corp.	31,806	3,883,831
		17,727,941
Air Freight & Logistics – 1.3%
CH Robinson Worldwide, Inc.	7,075	485,911
Expeditors International of Washington, Inc.	5,943	335,661
United Parcel Service, Inc., Class B	40,516	4,480,664
		5,302,236
Beverages – 4.9%
Brown-Forman Corp., Class B	6,509	316,337
Coca-Cola Co. (The)	208,548	9,353,378
Coca-Cola European Partners plc	8,490	345,288
Dr Pepper Snapple Group, Inc.	7,641	696,172
PepsiCo, Inc.	82,669	9,547,443
		20,258,618
Biotechnology – 1.0%
Amgen, Inc.	23,666	4,075,995
Capital Markets – 1.0%
Franklin Resources, Inc.	30,366	1,360,093
T Rowe Price Group, Inc.	37,660	2,794,749
		4,154,842
Chemicals – 1.1%
Air Products & Chemicals, Inc.	7,924	1,133,607
Monsanto Co.	14,433	1,708,290
Praxair, Inc.	13,018	1,725,536
		4,567,433
Commercial Services & Supplies – 0.4%
Republic Services, Inc.	8,207	523,032
Waste Management, Inc.	13,301	975,628
		1,498,660
Communications Equipment – 0.1%
Motorola Solutions, Inc.	6,226	540,043
Containers & Packaging – 0.1%
Avery Dennison Corp.	3,113	275,096
Bemis Co., Inc.	3,962	183,242
		458,338
Distributors – 0.2%
Genuine Parts Co.	9,622	892,537
Diversified Consumer Services – 0.1%
H&R Block, Inc.	11,037	341,154

	Number of Shares	Value
Diversified Telecommunication Services – 5.5%
AT&T, Inc.	252,631	$9,531,767
CenturyLink, Inc.	24,338	581,192
Verizon Communications, Inc.	283,188	12,647,176
		22,760,135
Electric Utilities – 4.2%
Alliant Energy Corp.	9,056	363,780
American Electric Power Co., Inc.	22,306	1,549,598
Duke Energy Corp.	31,791	2,657,410
Edison International	14,150	1,106,388
Entergy Corp.	8,207	630,051
Eversource Energy	11,886	721,599
Exelon Corp.	35,499	1,280,449
FirstEnergy Corp.	15,565	453,875
NextEra Energy, Inc.	17,327	2,428,033
PG&E Corp.	19,244	1,277,224
Pinnacle West Capital Corp.	5,094	433,805
PPL Corp.	28,583	1,105,019
Southern Co. (The)	49,566	2,373,220
Xcel Energy, Inc.	20,942	960,819
		17,341,270
Electrical Equipment – 0.8%
Emerson Electric Co.	38,118	2,272,595
Rockwell Automation, Inc.	6,226	1,008,363
		3,280,958
Electronic Equipment, Instruments & Components – 0.2%
TE Connectivity Ltd.	11,320	890,658
Equity Real Estate Investment Trusts (REITs) – 5.7%
AvalonBay Communities, Inc.	10,506	2,018,938
Crown Castle International Corp.	45,883	4,596,559
Equity Residential	22,399	1,474,526
Extra Space Storage, Inc.	6,509	507,702
Federal Realty Investment Trust	3,962	500,757
GGP, Inc.	32,828	773,428
Host Hotels & Resorts, Inc.	42,167	770,391
Kimco Realty Corp.	54,902	1,007,452
Liberty Property Trust	9,339	380,191
Macerich Co. (The)	8,490	492,929
Public Storage	25,701	5,359,429
Simon Property Group, Inc.	34,405	5,565,353
Weingarten Realty Investors	8,490	255,549
		23,703,204
Food & Staples Retailing – 2.2%
Sysco Corp.	31,762	1,598,581
Wal-Mart Stores, Inc.	97,557	7,383,114
		8,981,695

See accompanying notes to the financial statements.

FQF Trust
O'Shares FTSE U.S. Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Food Products – 1.2%
Archer-Daniels-Midland Co.	14,999	$620,659
Campbell Soup Co.	5,943	309,927
General Mills, Inc.	27,440	1,520,176
Hershey Co. (The)	9,056	972,343
Hormel Foods Corp.	8,490	289,594
JM Smucker Co. (The)	4,245	502,311
Kellogg Co.	6,792	471,772
McCormick & Co., Inc. (Non-Voting)	3,679	358,739
		5,045,521
Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	69,132	3,360,506
Medtronic plc	42,641	3,784,389
		7,144,895
Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	13,867	1,080,517
Hotels, Restaurants & Leisure – 4.1%
Carnival Corp.	14,433	946,372
Darden Restaurants, Inc.	9,339	844,619
Marriott International, Inc., Class A	6,792	681,306
McDonald's Corp.	64,459	9,872,541
Starbucks Corp.	41,685	2,430,652
Wyndham Worldwide Corp.	3,396	340,992
Yum Brands, Inc.	15,565	1,148,074
Yum China Holdings, Inc.*	15,455	609,391
		16,873,947
Household Durables – 0.1%
Garmin Ltd.	4,811	245,505
Leggett & Platt, Inc.	5,943	312,186
		557,691
Household Products – 5.2%
Church & Dwight Co., Inc.	7,641	396,415
Clorox Co. (The)	5,660	754,138
Colgate-Palmolive Co.	50,086	3,712,875
Kimberly-Clark Corp.	17,587	2,270,658
Procter & Gamble Co. (The)	166,374	14,499,494
		21,633,580
Industrial Conglomerates – 2.7%
3M Co.	37,593	7,826,486
Honeywell International, Inc.	24,230	3,229,617
		11,056,103
Insurance – 1.9%
Arthur J Gallagher & Co.	10,754	615,666
Everest Re Group Ltd.	2,830	720,490
Marsh & McLennan Cos., Inc.	59,975	4,675,651
Progressive Corp. (The)	41,601	1,834,188
		7,845,995

	Number of Shares	Value
IT Services – 3.6%
Accenture plc, Class A	29,366	$3,631,987
Automatic Data Processing, Inc.	29,377	3,009,968
Broadridge Financial Solutions, Inc.	3,962	299,369
International Business Machines Corp.	35,646	5,483,424
Paychex, Inc.	27,930	1,590,334
Western Union Co. (The)	44,148	841,019
		14,856,101
Leisure Products – 0.2%
Hasbro, Inc.	3,679	410,245
Mattel, Inc.	12,452	268,092
Polaris Industries, Inc.	1,415	130,505
		808,842
Machinery – 0.9%
Cummins, Inc.	6,792	1,101,798
Illinois Tool Works, Inc.	11,851	1,697,656
PACCAR, Inc.	11,037	728,884
Snap-on, Inc.	1,415	223,570
		3,751,908
Media – 1.4%
Omnicom Group, Inc.	10,754	891,507
Walt Disney Co. (The)	48,029	5,103,081
		5,994,588
Multiline Retail – 0.6%
Nordstrom, Inc.	7,358	351,933
Target Corp.	38,432	2,009,609
		2,361,542
Multi-Utilities – 2.0%
Ameren Corp.	11,320	618,864
CenterPoint Energy, Inc.	15,282	418,421
CMS Energy Corp.	9,056	418,840
Consolidated Edison, Inc.	14,414	1,164,940
Dominion Energy, Inc.	24,907	1,908,624
DTE Energy Co.	5,943	628,710
MDU Resources Group, Inc.	5,660	148,292
NiSource, Inc.	14,716	373,198
Public Service Enterprise Group, Inc.	29,432	1,265,870
SCANA Corp.	4,811	322,385
Sempra Energy	9,440	1,064,360
		8,332,504
Oil, Gas & Consumable Fuels – 4.0%
Exxon Mobil Corp.	202,852	16,376,242
Pharmaceuticals – 12.2%
Bristol-Myers Squibb Co.	49,133	2,737,691
Eli Lilly & Co.	49,345	4,061,093
Johnson & Johnson	161,817	21,406,771
Merck & Co., Inc.	155,559	9,969,776
Pfizer, Inc.	366,313	12,304,454
		50,479,785

See accompanying notes to the financial statements.

FQF Trust
O'Shares FTSE U.S. Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Professional Services – 0.1%
Robert Half International, Inc.	5,377	$257,720
Road & Rail – 0.9%
Union Pacific Corp.	33,950	3,697,495
Semiconductors & Semiconductor Equipment – 4.3%
Analog Devices, Inc.	20,059	1,560,590
Intel Corp.	240,066	8,099,827
Maxim Integrated Products, Inc.	11,320	508,268
QUALCOMM, Inc.	68,033	3,756,782
Texas Instruments, Inc.	48,002	3,692,794
		17,618,261
Software – 4.0%
CA, Inc.	11,037	380,445
Microsoft Corp.	236,551	16,305,461
		16,685,906
Specialty Retail – 3.5%
Foot Locker, Inc.	3,962	195,247
Home Depot, Inc. (The)	62,717	9,620,788
L Brands, Inc.	10,754	579,533
Lowe's Cos., Inc.	30,895	2,395,289
Tiffany & Co.	3,396	318,783
TJX Cos., Inc. (The)	21,716	1,567,244
		14,676,884
Technology Hardware, Storage & Peripherals – 5.1%
Apple, Inc.	147,040	21,176,701

	Number of Shares	Value
Textiles, Apparel & Luxury Goods – 0.2%
VF Corp.	15,565	$896,544
Tobacco – 5.8%
Altria Group, Inc.	148,506	11,059,242
Philip Morris International, Inc.	110,875	13,022,269
		24,081,511
Trading Companies & Distributors – 0.2%
Fastenal Co.	13,584	591,311
WW Grainger, Inc.	1,981	357,630
		948,941
Water Utilities – 0.1%
American Water Works Co., Inc.	5,094	397,077
Total Common Stocks (Cost $383,005,502)		411,412,518
Total Investments — 99.4% (Cost $383,005,502)		411,412,518
Other Assets Less Liabilities — 0.6%		2,519,540
Net assets — 100.0%		$413,932,058
*	Non-income producing security.

As of June 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,101,026
Aggregate gross unrealized depreciation	(8,685,255)
Net unrealized appreciation	$28,415,771
Federal income tax cost of investments	$382,996,747

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Common Stocks – 99.0%
Aerospace & Defense – 0.9%
Cobham plc	26,571	$44,731
Meggitt plc	8,211	50,864
Safran SA	3,672	336,053
Thales SA	1,122	120,599
		552,247
Air Freight & Logistics – 1.5%
bpost SA	4,335	104,497
Deutsche Post AG (Registered)	19,329	723,540
Royal Mail plc	18,819	102,962
		930,999
Airlines – 0.1%
easyJet plc	3,060	54,017
Auto Components – 0.7%
Cie Generale des Etablissements Michelin	3,213	426,558
Beverages – 3.7%
Anheuser-Busch InBev SA/NV	13,056	1,440,111
Diageo plc	29,871	880,199
		2,320,310
Building Products – 0.2%
Geberit AG (Registered)	294	137,291
Capital Markets – 1.1%
3i Group plc	29,580	346,767
Amundi SA(a)	765	55,274
Ashmore Group plc	10,251	47,031
Partners Group Holding AG	394	244,591
		693,663
Chemicals – 4.9%
Air Liquide SA	4,080	503,503
BASF SE	17,580	1,625,925
Croda International plc	1,378	69,540
EMS-Chemie Holding AG (Registered)	67	49,464
Evonik Industries AG	4,590	146,505
FUCHS PETROLUB SE	459	21,647
FUCHS PETROLUB SE (Preference)	765	41,597
Givaudan SA (Registered)	153	306,431
Johnson Matthey plc	2,754	102,705
Umicore SA	969	67,306
Yara International ASA	4,794	179,475
		3,114,098
Commercial Services & Supplies – 0.6%
Babcock International Group plc	2,805	32,081
Edenred	3,213	83,663
ISS A/S	2,703	106,025
Securitas AB, Class B	4,284	72,123
Societe BIC SA	663	78,568
		372,460

	Number of Shares	Value
Communications Equipment – 1.0%
Telefonaktiebolaget LM Ericsson, Class B	89,301	$637,898
Construction & Engineering – 1.5%
Boskalis Westminster	1,581	51,274
Bouygues SA	2,091	88,050
Ferrovial SA	6,120	135,660
Skanska AB, Class B	11,475	271,959
Vinci SA	4,539	386,874
		933,817
Consumer Finance – 0.3%
Provident Financial plc	6,426	203,084
Distributors – 0.1%
Inchcape plc	4,743	46,484
Diversified Financial Services – 1.9%
Corp. Financiera Alba SA	408	24,616
Groupe Bruxelles Lambert SA	2,550	245,149
Industrivarden AB, Class A	3,723	94,680
Industrivarden AB, Class C	3,009	72,063
Investment AB Latour, Class B	2,448	30,649
Investor AB, Class B	14,059	676,735
Pargesa Holding SA	306	23,310
Sofina SA	306	43,888
		1,211,090
Diversified Telecommunication Services – 5.7%
Deutsche Telekom AG (Registered)	37,791	677,572
Elisa OYJ	4,182	161,839
Inmarsat plc	5,610	56,074
Orange SA	18,615	294,903
Proximus SADP	4,080	142,535
Swisscom AG (Registered)	510	246,412
TDC A/S	7,650	44,430
Telefonica Deutschland Holding AG	26,469	132,017
Telefonica SA	63,100	650,453
Telenor ASA	24,123	398,851
Telia Co. AB	62,271	286,381
Vivendi SA	22,797	506,762
		3,598,229
Electric Utilities – 3.3%
EDP – Energias de Portugal SA	23,664	77,272
Endesa SA	9,945	228,784
Enel SpA	79,866	427,582
Fortum OYJ	7,956	124,589
Iberdrola SA	73,483	581,062
Red Electrica Corp. SA	9,792	204,324
SSE plc	16,473	310,907
Terna Rete Elettrica Nazionale SpA	23,358	125,905
		2,080,425

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Electrical Equipment – 1.4%
ABB Ltd. (Registered)	26,163	$646,938
Legrand SA	3,009	210,205
		857,143
Equity Real Estate Investment Trusts (REITs) – 4.4%
British Land Co. plc (The)	52,989	416,766
Fonciere Des Regions	561	51,969
Gecina SA	1,734	271,639
Hammerson plc	38,556	287,723
Intu Properties plc	33,303	116,410
Land Securities Group plc	32,895	432,844
Segro plc	43,261	274,900
Unibail-Rodamco SE	3,604	906,991
		2,759,242
Food & Staples Retailing – 1.2%
Booker Group plc	24,174	58,468
Casino Guichard Perrachon SA	561	33,183
Colruyt SA	867	45,611
Distribuidora Internacional de Alimentacion SA	7,803	48,512
ICA Gruppen AB	1,734	64,471
Jeronimo Martins SGPS SA	4,080	79,527
Kesko OYJ, Class B	1,020	51,816
Koninklijke Ahold Delhaize NV	19,788	377,809
		759,397
Food Products – 5.6%
Nestle SA (Registered)	38,407	3,346,801
Orkla ASA	12,240	123,983
Tate & Lyle plc	6,171	53,065
		3,523,849
Gas Utilities – 0.3%
Gas Natural SDG SA	5,661	132,297
Italgas SpA	11,926	60,149
		192,446
Health Care Equipment & Supplies – 0.3%
Coloplast A/S, Class B	2,244	187,264
Hotels, Restaurants & Leisure – 1.2%
Carnival plc	2,040	134,613
Compass Group plc	20,744	436,506
Sodexo SA	867	111,938
William Hill plc	13,668	45,131
		728,188
Household Durables – 0.1%
Electrolux AB, Series B	2,907	95,159
Household Products – 1.7%
Reckitt Benckiser Group plc	10,850	1,097,046
Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	2,203	41,295

	Number of Shares	Value
Industrial Conglomerates – 1.9%
Siemens AG (Registered)	8,823	$1,211,091
Insurance – 2.9%
Admiral Group plc	5,916	153,922
Direct Line Insurance Group plc	54,927	253,569
Euler Hermes Group	612	72,594
Gjensidige Forsikring ASA	3,978	67,672
Sampo OYJ, Class A	16,255	831,874
Swiss Re AG	4,284	392,098
Tryg A/S	3,264	71,300
		1,843,029
IT Services – 0.5%
Amadeus IT Group SA	5,049	301,465
Machinery – 2.4%
Alfa Laval AB	5,661	115,709
ANDRITZ AG	918	55,220
Atlas Copco AB, Class A	10,302	394,514
Atlas Copco AB, Class B	7,293	251,702
IMI plc	3,111	48,290
Kone OYJ, Class B	7,242	367,894
MAN SE	612	65,523
SKF AB, Class B	5,712	115,601
Sulzer AG (Registered)	102	11,578
Zardoya Otis SA	5,865	60,605
		1,486,636
Marine – 0.7%
AP Moller – Maersk A/S, Class A	49	93,433
AP Moller – Maersk A/S, Class B	59	118,474
Kuehne + Nagel International AG (Registered)	1,326	221,542
		433,449
Media – 2.0%
Eutelsat Communications SA	1,734	44,222
Informa plc	7,497	65,149
ITV plc	57,987	136,634
Pearson plc	8,925	80,166
Publicis Groupe SA	2,703	201,345
RTL Group SA	1,173	88,446
SES SA, FDR	6,222	145,656
Sky plc	17,595	227,179
WPP plc	11,577	242,712
		1,231,509
Metals & Mining – 0.1%
Norsk Hydro ASA	13,362	73,824
Multiline Retail – 0.5%
Marks & Spencer Group plc	27,897	120,777
Next plc	3,468	173,704
		294,481

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Multi-Utilities – 3.0%
Centrica plc	175,797	$457,160
E.ON SE	21,114	198,625
Engie SA	25,194	379,733
National Grid plc	64,054	791,925
Suez	4,182	77,342
		1,904,785
Oil, Gas & Consumable Fuels – 0.6%
Enagas SA	5,355	149,943
Snam SpA	57,681	251,047
		400,990
Paper & Forest Products – 0.2%
Mondi plc	4,641	121,413
Personal Products – 5.5%
L'Oreal SA	3,384	703,995
Unilever NV, CVA	28,832	1,588,971
Unilever plc	21,103	1,138,958
		3,431,924
Pharmaceuticals – 19.8%
AstraZeneca plc	16,371	1,091,963
GlaxoSmithKline plc	60,839	1,292,484
Novartis AG (Registered)	33,098	2,758,023
Novo Nordisk A/S, Class B	45,151	1,931,045
Orion OYJ, Class B	2,805	178,838
Recordati SpA	1,734	70,248
Roche Holding AG – BR	425	109,617
Roche Holding AG – Genusschein	10,811	2,756,797
Sanofi	23,519	2,246,828
		12,435,843
Professional Services – 2.0%
Adecco Group AG (Registered)	1,632	124,234
Bureau Veritas SA	3,825	84,525
Capita plc	7,599	68,256
DKSH Holding AG	204	16,584
Experian plc	10,047	205,546
RELX NV	12,291	252,333
RELX plc	13,566	292,518
SGS SA (Registered)	96	232,770
		1,276,766
Real Estate Management & Development – 0.8%
Fastighets AB Balder (Preference)	510	21,084
PSP Swiss Property AG (Registered)	510	47,717
Swiss Prime Site AG (Registered)*	1,173	106,687
Vonovia SE	7,905	313,443
		488,931
Software – 0.1%
Sage Group plc (The)	10,200	91,155

	Number of Shares	Value
Specialty Retail – 1.7%
Fielmann AG	663	$51,073
Hennes & Mauritz AB, Class B	33,915	844,000
Kingfisher plc	43,554	170,119
		1,065,192
Textiles, Apparel & Luxury Goods – 2.1%
Christian Dior SE	612	174,748
HUGO BOSS AG	1,581	110,537
Luxottica Group SpA	2,346	135,526
LVMH Moet Hennessy Louis Vuitton SE	3,113	775,081
Swatch Group AG (The)	306	113,146
Swatch Group AG (The) (Registered)	459	33,575
		1,342,613
Tobacco – 4.9%
British American Tobacco plc	35,810	2,434,616
Imperial Brands plc	10,047	450,048
Swedish Match AB	4,845	170,432
		3,055,096
Trading Companies & Distributors – 0.2%
Wolseley plc	2,550	156,110
Transportation Infrastructure – 0.8%
Abertis Infraestructuras SA	13,566	250,967
Aeroports de Paris	408	65,753
Atlantia SpA	5,253	147,626
Fraport AG Frankfurt Airport Services Worldwide	408	35,971
		500,317
Water Utilities – 0.4%
Pennon Group plc	5,559	59,608
Severn Trent plc	3,162	89,621
United Utilities Group plc	10,965	123,558
		272,787
Wireless Telecommunication Services – 2.1%
Tele2 AB, Class B	12,597	131,727
Vodafone Group plc	426,955	1,207,626
		1,339,353
Total Common Stocks (Cost $60,073,236)		62,312,458
Total Investments — 99.0% (Cost $60,073,236)		62,312,458
Other Assets Less Liabilities — 1.0%		634,394
Net assets — 100.0%		$62,946,852
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at 6/30/2017 amounts to $55,274, which represents approximately 0.09% of net assets of the Fund.

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Europe Quality Dividend ETF
Schedule of Investments
June 30, 2017

Abbreviations
CVA	Dutch Certification
FDR	Fiduciary Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of June 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,478,484
Aggregate gross unrealized depreciation	(1,509,614)
Net unrealized appreciation	$1,968,870
Federal income tax cost of investments	$60,343,588

O'Shares FTSE Europe Quality Dividend ETF Fund invested, as a percentage of net assets, in the following countries as of June 30, 2017 (Unaudited):

Austria	0.1%
Belgium	3.3%
Denmark	4.1%
Finland	2.7%
France	14.8%
Germany	8.6%
Italy	1.9%
Luxembourg	0.4%
Netherlands	0.7%
Norway	1.3%
Portugal	0.2%
South Africa	0.2%
Spain	4.4%
Sweden	6.9%
Switzerland	19.2%
United Kingdom	30.0%
United States	0.2%
Other(1)	1.0%
100.0%
(1)	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Europe Quality Dividend Hedged ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Exchange Traded Fund – 92.4%
O'Shares FTSE Europe Quality Dividend ETF (Cost $15,298,878)(a)	648,676	$16,155,276
Total Investments — 92.4% (Cost $15,298,878)		16,155,276
Other Assets Less Liabilities — 7.6%		1,334,637
Net assets — 100.0%		$17,489,913
(a)	Affiliated company as defined under the Investment Company Act of 1940.

As of June 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$820,489
Aggregate gross unrealized depreciation	(10,945)
Net unrealized appreciation	$809,544
Federal income tax cost of investments	$15,345,732

Investment in a company which was affiliated for the period ending June 30, 2017, was as follows:

Security	Value June 30, 2016	Purchases at Cost	Sales at Cost	Value June 30, 2017	Dividend Income	Realized Loss
O'Shares FTSE Europe Quality Dividend ETF	$3,574,845	$17,837,303	$6,089,799	$16,155,276	$332,386	$(275,039)

Further information about the affiliated Underlying Fund may be found herein.

Forward Foreign Currency Contracts

O'Shares FTSE Europe Quality Dividend Hedged ETF had the following open forward currency contracts as of June 30, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Depreciation(1)
U.S. Dollar vs. Swiss Franc	JPMorgan Chase Bank NA	07/11/17	(3,005,122)	$3,130,968	$3,139,182	$(8,214)
U.S. Dollar vs. Danish Krone	JPMorgan Chase Bank NA	07/11/17	(4,328,313)	657,239	664,185	(6,946)
U.S. Dollar vs. Euro	JPMorgan Chase Bank NA	07/11/17	(5,928,475)	6,697,417	6,763,780	(66,363)
U.S. Dollar vs. British Pound	JPMorgan Chase Bank NA	07/11/17	(3,637,120)	4,700,934	4,725,356	(24,422)
U.S. Dollar vs. Norwegian Krone	JPMorgan Chase Bank NA	07/11/17	(1,820,425)	215,361	217,353	(1,992)
U.S. Dollar vs. Swedish Krona	JPMorgan Chase Bank NA	07/11/17	(9,614,965)	1,112,431	1,140,325	(27,894)
						$(135,831)
(1)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Asia Pacific Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Common Stocks – 99.1%
Aerospace & Defense – 0.3%
Singapore Technologies Engineering Ltd.	11,592	$30,983
Air Freight & Logistics – 0.1%
Singapore Post Ltd.	11,771	11,370
Airlines – 0.9%
Air New Zealand Ltd.	4,176	9,968
ANA Holdings, Inc.	5,096	17,706
Cathay Pacific Airways Ltd.	5,936	9,216
Japan Airlines Co. Ltd.	488	15,088
Singapore Airlines Ltd.	6,326	46,497
		98,475
Auto Components – 3.5%
Aisin Seiki Co. Ltd.	536	27,430
Bridgestone Corp.	4,146	178,592
Denso Corp.	2,318	97,828
Exedy Corp.	80	2,253
Hyundai Mobis Co. Ltd.	160	34,960
Mando Corp.	16	3,601
NHK Spring Co. Ltd.	424	4,457
Nifco, Inc.	128	6,869
Sumitomo Electric Industries Ltd.	1,728	26,606
Tokai Rika Co. Ltd.	192	3,532
Toyoda Gosei Co. Ltd.	232	5,532
		391,660
Automobiles – 3.7%
Kia Motors Corp.	824	27,511
Subaru Corp.	1,440	48,521
Toyota Motor Corp.	6,450	338,287
		414,319
Banks – 0.6%
Concordia Financial Group Ltd.	5,728	28,885
Hang Seng Bank Ltd.	2,057	43,029
		71,914
Beverages – 0.7%
Coca-Cola Amatil Ltd.	976	6,910
Hite Jinro Co. Ltd.	96	1,955
Kirin Holdings Co. Ltd.	3,240	66,005
		74,870
Biotechnology – 1.4%
CSL Ltd.	1,472	155,849
Building Products – 0.3%
Asahi Glass Co. Ltd.	552	23,237
Sanwa Holdings Corp.	632	6,660
		29,897

	Number of Shares	Value
Capital Markets – 1.4%
ASX Ltd.	1,104	$45,398
IOOF Holdings Ltd.	1,592	11,967
Magellan Financial Group Ltd.	352	7,787
Perpetual Ltd.	376	16,114
Platinum Asset Management Ltd.	2,088	7,415
Singapore Exchange Ltd.	12,800	68,237
		156,918
Chemicals – 3.9%
Asahi Kasei Corp.	4,592	49,349
Daicel Corp.	1,224	15,218
Denka Co. Ltd.	1,392	7,173
DuluxGroup Ltd.	1,896	10,093
Hitachi Chemical Co. Ltd.	520	15,504
Incitec Pivot Ltd.	5,040	13,183
JSR Corp.	1,352	23,307
Kaneka Corp.	1,120	8,533
Kuraray Co. Ltd.	3,720	67,474
Lintec Corp.	368	8,797
Mitsubishi Gas Chemical Co., Inc.	608	12,852
Nippon Kayaku Co. Ltd.	1,024	14,491
Orica Ltd.	1,600	25,380
Shin-Etsu Chemical Co. Ltd.	1,632	147,934
Ube Industries Ltd.	4,664	11,996
		431,284
Commercial Services & Supplies – 2.0%
Brambles Ltd.	6,336	47,288
Dai Nippon Printing Co. Ltd.	3,320	36,876
Downer EDI Ltd.	904	4,445
KEPCO Plant Service & Engineering Co. Ltd.	112	4,322
Park24 Co. Ltd.	1,032	26,232
Secom Co. Ltd.	1,064	80,728
Toppan Forms Co. Ltd.	224	2,312
Toppan Printing Co. Ltd.	1,608	17,631
		219,834
Communications Equipment – 0.2%
VTech Holdings Ltd.	1,336	21,170
Construction & Engineering – 0.4%
CIMIC Group Ltd.	264	7,865
COMSYS Holdings Corp.	512	10,540
Kinden Corp.	752	12,114
Maeda Road Construction Co. Ltd.	416	8,301
Nippo Corp.	208	4,182
		43,002

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Asia Pacific Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Construction Materials – 1.0%
Adelaide Brighton Ltd.	3,000	$12,956
Boral Ltd.	3,640	19,405
CSR Ltd.	2,912	9,448
Fletcher Building Ltd.	6,752	39,501
James Hardie Industries plc, CHDI	2,024	31,826
		113,136
Containers & Packaging – 0.9%
Amcor Ltd.	7,048	87,634
Orora Ltd.	4,992	10,951
		98,585
Distributors – 0.0%(a)
Canon Marketing Japan, Inc.	136	3,094
Diversified Consumer Services – 0.1%
Benesse Holdings, Inc.	304	11,472
Diversified Telecommunication Services – 3.5%
Hutchison Telecommunications Hong Kong Holdings Ltd.	9,336	3,289
Nippon Telegraph & Telephone Corp.	1,008	47,637
PCCW Ltd.	21,714	12,350
Singapore Telecommunications Ltd.	62,002	175,174
Spark New Zealand Ltd.	21,992	60,868
Telstra Corp. Ltd.	26,648	87,893
		387,211
Electric Utilities – 3.5%
AusNet Services	5,848	7,783
CK Infrastructure Holdings Ltd.	4,320	36,302
CLP Holdings Ltd.	10,775	114,010
Contact Energy Ltd.	5,456	20,814
Korea Electric Power Corp.	1,736	61,905
Mercury NZ Ltd.	4,664	11,338
Power Assets Holdings Ltd.	15,600	137,786
		389,938
Electrical Equipment – 0.2%
Johnson Electric Holdings Ltd.	1,584	5,509
Mabuchi Motor Co. Ltd.	224	11,144
Ushio, Inc.	392	4,926
		21,579
Electronic Equipment, Instruments & Components – 1.3%
Azbil Corp.	376	14,289
Hirose Electric Co. Ltd.	160	22,812
Kyocera Corp.	1,424	82,454
Venture Corp. Ltd.	3,343	29,258
		148,813
Equity Real Estate Investment Trusts (REITs) – 10.1%
Ascendas REIT	16,184	30,679
CapitaLand Commercial Trust	19,240	23,197
CapitaLand Mall Trust	33,184	47,600

	Number of Shares	Value
Champion REIT	19,870	$12,650
Dexus	10,752	78,185
Goodman Group	15,835	95,591
GPT Group (The)	18,816	69,133
Kiwi Property Group Ltd.	23,280	24,034
Link REIT	32,552	247,691
Mirvac Group	39,232	64,098
Scentre Group	54,464	169,195
Shopping Centres Australasia Property Group	7,800	13,103
Stockland	18,432	61,926
Suntec REIT	18,768	25,490
Vicinity Centres	27,264	53,746
Westfield Corp.	18,518	114,060
		1,130,378
Food & Staples Retailing – 5.9%
Dongsuh Cos., Inc.	128	3,423
FamilyMart UNY Holdings Co. Ltd.	328	18,771
Lawson, Inc.	712	49,807
Matsumotokiyoshi Holdings Co. Ltd.	200	11,374
Seven & i Holdings Co. Ltd.	3,010	123,979
Sun Art Retail Group Ltd.	12,405	9,884
Wesfarmers Ltd.	8,357	257,179
Woolworths Ltd.	9,379	183,739
		658,156
Food Products – 0.6%
Nisshin Seifun Group, Inc.	928	15,238
Nissin Foods Holdings Co. Ltd.	168	10,496
Toyo Suisan Kaisha Ltd.	224	8,583
Want Want China Holdings Ltd.	26,144	17,649
Wilmar International Ltd.	4,696	11,426
		63,392
Gas Utilities – 2.0%
APA Group	6,856	48,224
Hong Kong & China Gas Co. Ltd.	40,629	76,403
Osaka Gas Co. Ltd.	10,784	44,101
Tokyo Gas Co. Ltd.	10,576	54,998
Towngas China Co. Ltd.*	2,528	1,652
		225,378
Health Care Equipment & Supplies – 1.6%
Ansell Ltd.	568	10,339
Cochlear Ltd.	152	18,124
Fisher & Paykel Healthcare Corp. Ltd.	3,840	32,193
Hoya Corp.	2,304	119,609
		180,265
Health Care Providers & Services – 0.6%
Healthscope Ltd.	3,704	6,279
Miraca Holdings, Inc.	320	14,382
Ryman Healthcare Ltd.	1,600	9,712

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Asia Pacific Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Sonic Healthcare Ltd.	1,456	$27,050
Suzuken Co. Ltd.	240	7,967
		65,390
Hotels, Restaurants & Leisure – 1.2%
Cafe de Coral Holdings Ltd.	3,896	12,627
Crown Resorts Ltd.	1,720	16,201
Flight Centre Travel Group Ltd.	288	8,461
Kangwon Land, Inc.	1,080	32,896
SKYCITY Entertainment Group Ltd.	4,016	11,997
Star Entertainment Grp Ltd. (The)	2,176	8,429
Tabcorp Holdings Ltd.	4,984	16,706
Tatts Group Ltd.	6,984	22,393
		129,710
Household Durables – 0.5%
Coway Co. Ltd.	359	32,632
PanaHome Corp.	232	2,470
Sekisui Chemical Co. Ltd.	1,224	21,907
		57,009
Independent Power and Renewable Electricity Producers – 0.2%
Electric Power Development Co. Ltd.	552	13,648
Meridian Energy Ltd.	5,416	11,540
		25,188
Industrial Conglomerates – 1.5%
Hopewell Holdings Ltd.	5,624	21,433
Jardine Matheson Holdings Ltd.	832	53,414
Keppel Corp. Ltd.	10,111	46,191
LG Corp.	392	26,484
NWS Holdings Ltd.	9,222	18,145
		165,667
Insurance – 0.7%
Insurance Australia Group Ltd.	5,512	28,666
Medibank Pvt Ltd.	21,792	46,803
		75,469
Internet Software & Services – 0.2%
Yahoo Japan Corp.	4,608	20,054
IT Services – 0.6%
Computershare Ltd.	1,976	21,432
Itochu Techno-Solutions Corp.	192	6,716
Nomura Research Institute Ltd.	457	17,998
NS Solutions Corp.	104	2,471
Obic Co. Ltd.	200	12,282
Otsuka Corp.	184	11,414
		72,313
Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	536	18,271
Heiwa Corp.	232	5,172
Sankyo Co. Ltd.	568	19,260
		42,703

	Number of Shares	Value
Machinery – 3.3%
Amada Holdings Co. Ltd.	1,296	$14,971
FANUC Corp.	1,000	192,729
Glory Ltd.	176	5,764
Hino Motors Ltd.	1,096	12,164
Hoshizaki Corp.	168	15,191
Komatsu Ltd.	3,352	85,157
Kurita Water Industries Ltd.	760	20,698
OSG Corp.	264	5,369
Yangzijiang Shipbuilding Holdings Ltd.	14,149	12,229
		364,272
Media – 0.9%
Cheil Worldwide, Inc.	288	4,631
Daiichikosho Co. Ltd.	176	8,255
Fairfax Media Ltd.	6,656	5,616
Hakuhodo DY Holdings, Inc.	1,056	14,013
REA Group Ltd.	136	6,927
Singapore Press Holdings Ltd.	14,014	32,876
SKY Network Television Ltd.	4,480	11,317
SKY Perfect JSAT Holdings, Inc.	536	2,304
Television Broadcasts Ltd.	3,088	11,630
Tokyo Broadcasting System Holdings, Inc.	112	1,981
TV Asahi Holdings Corp.	144	2,595
		102,145
Metals & Mining – 3.4%
BHP Billiton Ltd.	11,914	212,747
Maruichi Steel Tube Ltd.	480	13,948
POSCO	336	84,283
Rio Tinto Ltd.	1,480	71,826
		382,804
Multiline Retail – 0.2%
H2O Retailing Corp.	360	6,546
Harvey Norman Holdings Ltd.	3,184	9,329
Lifestyle International Holdings Ltd.	1,896	2,604
		18,479
Multi-Utilities – 0.7%
AGL Energy Ltd.	4,072	79,647
Vector Ltd.	1,768	4,311
		83,958
Oil, Gas & Consumable Fuels – 1.7%
Caltex Australia Ltd.	1,640	39,764
JXTG Holdings, Inc.	13,178	57,551
Woodside Petroleum Ltd.	3,830	87,752
		185,067
Personal Products – 1.0%
Kao Corp.	1,800	106,885
Pola Orbis Holdings, Inc.	320	8,436
		115,321

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Asia Pacific Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Pharmaceuticals – 3.2%
Astellas Pharma, Inc.	13,334	$163,115
Daiichi Sankyo Co. Ltd.	3,176	74,821
Eisai Co. Ltd.	768	42,412
Hisamitsu Pharmaceutical Co., Inc.	232	11,108
Kaken Pharmaceutical Co. Ltd.	112	6,110
KYORIN Holdings, Inc.	272	6,033
Mitsubishi Tanabe Pharma Corp.	1,648	38,076
Santen Pharmaceutical Co. Ltd.	1,448	19,640
		361,315
Professional Services – 0.5%
Recruit Holdings Co. Ltd.	2,568	44,133
SEEK Ltd.	968	12,556
		56,689
Real Estate Management & Development – 7.0%
Cheung Kong Property Holdings Ltd.	8,232	64,484
City Developments Ltd.	1,816	14,152
Daito Trust Construction Co. Ltd.	976	151,968
Global Logistic Properties Ltd.	13,486	28,013
Henderson Land Development Co. Ltd.	10,128	56,501
Hongkong Land Holdings Ltd.	9,408	69,243
Hysan Development Co. Ltd.	3,040	14,506
Kerry Properties Ltd.	2,992	10,157
LendLease Group	2,240	28,608
New World Development Co. Ltd.	24,000	30,467
Nomura Real Estate Holdings, Inc.	400	7,846
Sino Land Co. Ltd.	25,720	42,172
Sun Hung Kai Properties Ltd.	10,496	154,218
Swire Pacific Ltd., Class A	3,056	29,850
Swire Properties Ltd.	9,375	30,924
UOL Group Ltd.	1,848	10,254
Wharf Holdings Ltd. (The)	4,048	33,550
		776,913
Road & Rail – 1.7%
Aurizon Holdings Ltd.	10,992	45,192
ComfortDelGro Corp. Ltd.	22,272	37,205
MTR Corp. Ltd.	8,600	48,418
Seino Holdings Co. Ltd.	520	6,909
West Japan Railway Co.	712	50,289
		188,013
Semiconductors & Semiconductor Equipment – 0.7%
Disco Corp.	144	22,966
Tokyo Electron Ltd.	448	60,446
		83,412
Software – 0.3%
Koei Tecmo Holdings Co. Ltd.	192	3,807
Trend Micro, Inc.	544	28,033
		31,840

	Number of Shares	Value
Specialty Retail – 0.9%
ABC-Mart, Inc.	72	$4,236
Aoyama Trading Co. Ltd.	224	7,984
Autobacs Seven Co. Ltd.	1,008	16,364
Chow Tai Fook Jewellery Group Ltd.	5,943	6,296
L'Occitane International SA	1,192	2,736
Sa Sa International Holdings Ltd.	4,120	1,626
Sanrio Co. Ltd.	144	2,826
Shimachu Co. Ltd.	456	10,860
Shimamura Co. Ltd.	104	12,736
USS Co. Ltd.	2,016	40,065
		105,729
Technology Hardware, Storage & Peripherals – 7.2%
Canon, Inc.	5,392	183,125
Samsung Electronics Co. Ltd.	256	531,846
Samsung Electronics Co. Ltd. (Preference)	56	91,135
		806,106
Textiles, Apparel & Luxury Goods – 0.5%
Li & Fung Ltd.	14,640	5,326
Samsonite International SA	3,776	15,769
Texwinca Holdings Ltd.	3,720	2,263
Wacoal Holdings Corp.	832	11,248
Yue Yuen Industrial Holdings Ltd.	5,464	22,678
		57,284
Tobacco – 3.1%
Japan Tobacco, Inc.	7,238	254,258
KT&G Corp.	930	95,101
		349,359
Trading Companies & Distributors – 2.6%
ITOCHU Corp.	4,208	62,506
Marubeni Corp.	5,320	34,365
Mitsui & Co. Ltd.	6,704	95,793
Nagase & Co. Ltd.	568	8,639
Sumitomo Corp.	5,488	71,408
Toyota Tsusho Corp.	696	20,844
		293,555
Transportation Infrastructure – 1.2%
Hopewell Highway Infrastructure Ltd.	10,913	6,277
Hutchison Port Holdings Trust	26,552	11,417
Kamigumi Co. Ltd.	776	8,136
Macquarie Atlas Roads Group	2,624	11,291
SATS Ltd.	6,560	24,347
SIA Engineering Co. Ltd.	2,424	7,183
Sydney Airport	4,240	23,059
Transurban Group	5,240	47,629
		139,339

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Asia Pacific Quality Dividend ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Wireless Telecommunication Services – 3.0%
M1 Ltd.	3,731	$5,907
NTT DOCOMO, Inc.	11,299	266,687
SK Telecom Co. Ltd.	184	42,778
StarHub Ltd.	8,192	16,183
		331,555
Total Common Stocks (Cost $9,982,519)		11,069,600
Total Investments — 99.1% (Cost $9,982,519)		11,069,600
Other Assets Less Liabilities — 0.9%		104,895
Net assets — 100.0%		$11,174,495
*	Non-income producing security.
(a)	Represents less than 0.05% of net assets.

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of June 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,284,579
Aggregate gross unrealized depreciation	(327,777)
Net unrealized appreciation	$956,802
Federal income tax cost of investments	$10,112,798

O'Shares FTSE Asia Pacific Quality Dividend ETF Fund invested, as a percentage of net assets, in the following countries as of June 30, 2017 (Unaudited):

Australia	23.7%
China	0.3%
Hong Kong	13.3%
Ireland	0.3%
Japan	42.4%
Luxembourg	0.0	%(a)
New Zealand	2.2%
Singapore	6.5%
South Korea	9.7%
United Kingdom	0.6%
United States	0.1%
Other(1)	0.9%
	100.0%
(a)	Represents less than 0.05% of net assets
(1)	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

FQF Trust
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF
Schedule of Investments
June 30, 2017

	Number of Shares	Value
Exchange Traded Fund – 91.0%
O'Shares FTSE Asia Pacific Quality Dividend ETF (Cost $2,297,008)(a)	91,400	$2,559,200
Total Investments — 91.0% (Cost $2,297,008)		2,559,200
Other Assets Less Liabilities — 9.0%		252,588
Net assets — 100.0%		$2,811,788
(a)	Affiliated company as defined under the Investment Company Act of 1940.

As of June 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$260,787
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$260,787
Federal income tax cost of investments	$2,298,413

Investment in a company which was affiliated for the period ending June 30, 2017, was as follows:

Security	Value June 30, 2016	Purchases at Cost	Sales at Cost	Value June 30, 2017	Dividend Income	Realized Gain
O'Shares FTSE Asia Pacific Quality Dividend ETF	$2,289,280	$1,625,825	$1,425,232	$2,559,200	$95,952	$138,790

Further information about the affiliated Underlying Fund may be found herein.

Forward Foreign Currency Contracts

O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF had the following open forward currency contracts as of June 30, 2017:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)(1)
U.S. Dollar vs. Australian Dollar	JPMorgan Chase Bank NA	07/11/17	(839,311)	$630,209	$643,747	$(13,538)
U.S. Dollar vs. Japanese Yen	JPMorgan Chase Bank NA	07/11/17	(119,703,265)	1,095,650	1,065,631	30,019
U.S. Dollar vs. Korean Won	JPMorgan Chase Bank NA	07/11/17	(272,323,894)	243,307	238,028	5,279
U.S. Dollar vs. New Zealand Dollar	JPMorgan Chase Bank NA	07/11/17	(75,741)	54,481	55,453	(972)
U.S. Dollar vs. Singapore Dollar	JPMorgan Chase Bank NA	07/11/17	(230,242)	166,974	167,234	(260)
						$20,528
(1)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

FQF Trust

Statements of Assets and Liabilities
June 30, 2017

	O'Shares FTSE U.S. Quality Dividend ETF	O'Shares FTSE Europe Quality Dividend ETF	O'Shares FTSE Europe Quality Dividend Hedged ETF	O'Shares FTSE Asia Pacific Quality Dividend ETF	O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
ASSETS
Investments in securities, at value(1)	$411,412,518	$62,312,458	$—	$11,069,600	$—
Investments in affiliated Underlying Fund, at value(2)	—	—	16,155,276	—	2,559,200
Cash	2,139,826	371,711	297,722	70,162	93,446
Foreign cash(3)	—	20,279	—	5,037	—
Cash segregated at custodian for forward foreign currency contracts	—	—	1,175,000	—	140,000
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	35,298
Receivables:
Securities sold	—	5,623	—	—	—
Dividends and interest	544,126	149,418	—	34,712	—
Receivable for capital shares issued	—	1,296,976	—	—	—
Investment adviser (Note 4)	—	—	—	—	721
Reclaims	—	117,542	—	1,396	—
Total Assets	414,096,470	64,274,007	17,627,998	11,180,907	2,828,665
LIABILITIES
Due to Broker	—	1,246,773	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	135,831	—	14,770
Payables:
Investment management fees	162,305	26,893	147	4,305	—
Trustees fees	1,950	1,950	1,950	1,950	1,950
Accrued expenses and other liabilities	157	51,539	157	157	157
Total Liabilities	164,412	1,327,155	138,085	6,412	16,877
Net Assets	$413,932,058	$62,946,852	$17,489,913	$11,174,495	$2,811,788
NET ASSETS CONSIST OF:
Paid-in capital	$386,821,336	$60,754,712	$17,290,065	$10,178,889	$2,477,718
Accumulated undistributed net investment income (loss)	690,672	259,151	(83,456)	(66,920)	—
Accumulated undistributed net realized gain (loss)	(1,986,966)	(311,023)	(437,263)	(24,540)	51,350
Net unrealized appreciation (depreciation) on:
Investments	28,407,016	2,239,222	—	1,087,081	—
Investments in affiliated underlying funds	—	—	856,398	—	262,192
Translation of assets and liabilities denominated in foreign currencies	—	4,790	—	(15)	—
Forward foreign currency contracts	—	—	(135,831)	—	20,528
Net Assets	$413,932,058	$62,946,852	$17,489,913	$11,174,495	$2,811,788
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	14,150,001	2,550,001	650,001	400,001	100,001
Net Asset Value	$29.25	$24.69	$26.91	$27.94	$28.12
(1) Investments in securities, at cost	$383,005,502	$60,073,236	$—	$9,982,519	$—
(2) Investments in affiliated Underlying Fund, at cost	$—	$—	$15,298,878	$—	$2,297,008
(3) Cost of foreign cash	$—	$20,103	$—	$5,037	$—

See accompanying notes to the financial statements.

FQF Trust

Statements of Operations
For the Year Ended June 30, 2017

	O'Shares FTSE U.S. Quality Dividend ETF	O'Shares FTSE Europe Quality Dividend ETF	O'Shares FTSE Europe Quality Dividend Hedged ETF		O'Shares FTSE Asia Pacific Quality Dividend ETF	O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
INVESTMENT INCOME
Dividend income	$9,868,682	$1,559,096	$—		$323,642	$—
Dividend income from affiliates	—	—	332,386		—	95,952
Special dividends	47,880	73,657	—		12,694	—
Foreign withholding tax on dividends	—	(164,079)	—		(27,663)	—
Total Investment Income	9,916,562	1,468,674	332,386		308,673	95,952
EXPENSES
Investment management fees (Note 4)	1,615,065	222,766	100,333		55,894	22,603
Professional fees	4,531	4,531	4,531		4,531	4,531
Trustees fees	7,800	7,800	7,800		7,800	7,800
Total Expenses before Adjustments	1,627,396	235,097	112,664		68,225	34,934
Less: waivers and/or reimbursements by Adviser (Note 4)	(12,331)	(12,331)	(91,509)		(12,331)	(30,153)
Total Expenses after Adjustments	1,615,065	222,766	21,155		55,894	4,781
Net Investment Income (Loss)	8,301,497	1,245,908	311,231		252,779	91,171
NET REALIZED GAIN (LOSS) ON:
Investment in Affiliated Underlying Funds	—	—	(114,145)		—	(4,252)
Investments in securities	(1,790,311)	(266,464)	—		61,592	—
In-kind redemptions of investments	7,517,080	(134,290)	(160,894	)(1)	—	143,042 (2)
Foreign currency transactions	—	(55,605)	426,083		(13,486)	10,624
Net Realized Gain (Loss)	5,726,769	(456,359)	151,044		48,106	149,414
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	14,062,130	2,203,549	—		814,564	—
Investments in Affiliated Underlying Funds	—	—	832,927		—	69,327
Translation of assets and liabilities denominated in foreign currencies	—	10,994	—		(94)	—
Forward foreign currency contracts	—	—	(333,413)		—	137,146
Net Change in Unrealized Appreciation (Depreciation)	14,062,130	2,214,543	499,514		814,470	206,473
Net Realized and Unrealized Gain (Loss)	19,788,899	1,758,184	650,558		862,576	355,887
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,090,396	$3,004,092	$961,789		$1,115,355	$447,058
(1)	Amount represents net realized loss on the sale of investments in Affiliated Underlying Funds of $(160,894).
(2)	Amount represents net realized gain on the sale of investments in Affiliated Underlying Funds of $143,042.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	O'Shares FTSE U.S. Quality Dividend ETF		O'Shares FTSE Europe Quality Dividend ETF
	Year Ended June 30, 2017	For the period 07/14/15* – 06/30/16	Year Ended June 30, 2017	For the period 08/19/15* – 06/30/16
OPERATIONS
Net investment income (loss)	$8,301,497	$2,004,247	$1,245,908	$497,117
Net realized gain (loss)	5,726,769	1,161,010	(456,359)	44,286
Net change in unrealized appreciation (depreciation)	14,062,130	14,344,886	2,214,543	29,469
Net Increase (Decrease) in Net Assets Resulting from Operations	28,090,396	17,510,143	3,004,092	570,872
DISTRIBUTIONS
Net investment income	(7,773,398)	(1,829,823)	(1,011,159)	(431,354)
Total Distributions	(7,773,398)	(1,829,823)	(1,011,159)	(431,354)
CAPITAL TRANSACTIONS
Proceeds from shares issued	255,604,116	208,104,149	43,017,201	27,608,518
Cost of shares redeemed	(75,321,481)	(10,452,044)	(7,546,634)	(2,264,684)
Net Increase (Decrease) from Capital Transactions	180,282,635	197,652,105	35,470,567	25,343,834
Total Increase (Decrease) in Net Assets	200,599,633	213,332,425	37,463,500	25,483,352
NET ASSETS
Beginning of period	$213,332,425	$—	$25,483,352	$—
End of Period	$413,932,058	$213,332,425	$62,946,852	$25,483,352
Accumulated undistributed net investment income (loss) included in end of period net assets	$690,672	$173,637	$259,151	$68,896
SHARE TRANSACTIONS
Beginning of period	7,700,001	—	1,100,001	—
Shares issued	—	1	—	1
Shares issued in-kind	9,200,000	8,100,000	1,800,000	1,200,000
Shares redeemed	—	—	—	(50,000)
Shares redeemed in-kind	(2,750,000)	(400,000)	(350,000)	(50,000)
Shares Outstanding, End of Period	14,150,001	7,700,001	2,550,001	1,100,001
*	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	O'Shares FTSE Europe Quality Dividend Hedged ETF		O'Shares FTSE Asia Pacific Quality Dividend ETF
	Year Ended June 30, 2017	For the period 08/25/15* – 06/30/16	Year Ended June 30, 2017	For the period 08/19/15* – 06/30/16
OPERATIONS
Net investment income (loss)	$311,231	$85,238	$252,779	$92,902
Net realized gain (loss)	151,044	37,450	48,106	(86,521)
Net change in unrealized appreciation (depreciation)	499,514	221,053	814,470	272,596
Net Increase (Decrease) in Net Assets Resulting from Operations	961,789	343,741	1,115,355	278,977
DISTRIBUTIONS
Net investment income	(1,201,009)	(173,882)	(298,235)	(100,491)
Total Distributions	(1,201,009)	(173,882)	(298,235)	(100,491)
CAPITAL TRANSACTIONS
Proceeds from shares issued	17,469,762	6,319,434	5,308,161	4,870,728
Cost of shares redeemed	(3,731,719)	(2,498,203)	—	—
Net Increase (Decrease) from Capital Transactions	13,738,043	3,821,231	5,308,161	4,870,728
Total Increase (Decrease) in Net Assets	13,498,823	3,991,090	6,125,281	5,049,214
NET ASSETS
Beginning of period	$3,991,090	$—	$5,049,214	$—
End of Period	$17,489,913	$3,991,090	$11,174,495	$5,049,214
Accumulated undistributed net investment income (loss) included in end of period net assets	$(83,456)	$61,650	$(66,920)	$(8,531)
SHARE TRANSACTIONS
Beginning of period	150,001	—	200,001	—
Shares issued	—	1	—	1
Shares issued in-kind	650,000	250,000	200,000	200,000
Shares redeemed in-kind	(150,000)	(100,000)	—	—
Shares Outstanding, End of Period	650,001	150,001	400,001	200,001
*	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
	Year Ended June 30, 2017	For the period 08/25/15* – 06/30/16
OPERATIONS
Net investment income (loss)	$91,171	$58,612
Net realized gain (loss)	149,414	(87,448)
Net change in unrealized appreciation (depreciation)	206,473	76,247
Net Increase (Decrease) in Net Assets Resulting from Operations	447,058	47,411
DISTRIBUTIONS
Net investment income	(49,951)	(73,565)
Total Distributions	(49,951)	(73,565)
CAPITAL TRANSACTIONS
Proceeds from shares issued	1,285,851	2,500,025
Cost of shares redeemed	(1,345,041)	—
Net Increase (Decrease) from Capital Transactions	(59,190)	2,500,025
Total Increase (Decrease) in Net Assets	337,917	2,473,871
NET ASSETS
Beginning of period	$2,473,871	$—
End of Period	$2,811,788	$2,473,871
Accumulated undistributed net investment income (loss) included in end of period net assets	$—	$(102,858)
SHARE TRANSACTIONS
Beginning of period	100,001	—
Shares issued	—	1
Shares issued in-kind	50,000	100,000
Shares redeemed in-kind	(50,000)	—
Shares Outstanding, End of Period	100,001	100,001
*	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Financial Highlights for a share outstanding throughout the period

		PER SHARE OPERATING PERFORMANCE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)		Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period
O'Shares FTSE U.S. Quality Dividend ETF
Year ended June 30, 2017	$27.71	$0.69	$1.49		$2.18	$(0.64)	$—	$—	$(0.64)	$29.25
For the period 07/14/15* – 06/30/16	25.00	0.69	2.60		3.29	(0.58)	—	—	(0.58)	27.71
O'Shares FTSE Europe Quality Dividend ETF
Year ended June 30, 2017	23.17	0.75	1.34		2.09	(0.57)	—	—	(0.57)	24.69
For the period 08/19/15* – 06/30/16	25.00	1.04	(2.32	)(8)	(1.28)	(0.55)	—	—	(0.55)	23.17
O'Shares FTSE Europe Quality Dividend Hedged ETF
Year ended June 30, 2017	26.61	0.55	1.77		2.32	(2.02)	—	—	(2.02)	26.91
For the period 08/25/15* – 06/30/16	25.00	0.68	2.35		3.03	(1.42)	—	—	(1.42)	26.61
O'Shares FTSE Asia Pacific Quality Dividend ETF
Year ended June 30, 2017	25.25	0.70	2.78		3.48	(0.79)	—	—	(0.79)	27.94
For the period 08/19/15* – 06/30/16	25.00	0.57	0.30		0.87	(0.62)	—	—	(0.62)	25.25
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
Year ended June 30, 2017	24.74	0.73	3.01		3.74	(0.36)	—	—	(0.36)	28.12
For the period 08/25/15* – 06/30/16	25.00	0.59	(0.11)		0.48	(0.74)	—	—	(0.74)	24.74
*	Commencement of investment operations.
(1)	Net investment income (loss) per share is based on average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)	Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(6)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
(7)	In-kind transactions are not included in portfolio turnover calculations.
(8)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(9)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

See accompanying notes to the financial statements.

	RATIOS/SUPPLEMENTAL DATA
	Ratios to Average Net Assets of(2)								Total Return(3)(4)
	Expenses		Expenses net of reimbursements		Net investment income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Net investment income (loss) net of reimbursement excluding special dividends	Net investment income (loss) per share excluding special dividends	Net asset value(5)	Market value(6)	Portfolio turnover rate(3)(7)	Ending net assets (thousands)
O'Shares FTSE U.S. Quality Dividend ETF
Year ended June 30, 2017	0.48%		0.48%		2.46%	2.47%	2.45%	$0.68	8.00%	8.15%	17%	$413,932
For the period 07/14/15* – 06/30/16	0.49		0.48		2.74	2.76	2.75	0.69	13.39	13.27	7	213,332
O'Shares FTSE Europe Quality Dividend ETF
Year ended June 30, 2017	0.61		0.58		3.21	3.24	3.05	0.70	9.18	8.91	30	62,947
For the period 08/19/15* – 06/30/16	0.66		0.58		5.14	5.22	5.21	1.04	(5.06)	(4.24)	7	25,483
O'Shares FTSE Europe Quality Dividend Hedged ETF
Year ended June 30, 2017	0.76	(9)	0.14	(9)	1.49	2.11	2.11	0.55	9.38	7.60	16	17,490
For the period 08/25/15* – 06/30/16	0.95	(9)	0.15	(9)	2.35	3.15	3.15	0.68	12.44	13.96	12	3,991
O'Shares FTSE Asia Pacific Quality Dividend ETF
Year ended June 30, 2017	0.71		0.58		2.50	2.62	2.49	0.67	13.99	12.98	26	11,174
For the period 08/19/15* – 06/30/16	0.80		0.58		2.54	2.75	2.46	0.51	3.63	4.82	37	5,049
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
Year ended June 30, 2017	1.05	(9)	0.14	(9)	1.84	2.74	2.74	0.73	15.25	15.56	10	2,812
For the period 08/25/15* – 06/30/16	1.02	(9)	0.13	(9)	1.87	2.76	2.76	0.59	1.86	2.31	6	2,474

See accompanying notes to the financial statements.

FQF Trust
Notes to Financial Statements
June 30, 2017

1. Organization

FQF Trust (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust currently includes five series of the O’Shares Investments Funds (collectively the “Funds” or individually a “Fund”): O’Shares FTSE U.S. Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend ETF, O’Shares FTSE Europe Quality Dividend Hedged ETF, O’Shares FTSE Asia Pacific Quality Dividend ETF, and O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF. FFCM, LLC (the “Adviser”) is the investment adviser to each Fund. Each Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Each Fund seeks to track the performance, before fees and expenses, of a specified benchmark index (each, a “Target Index”). There can be no assurance that the Funds will achieve their respective investment objectives.

The O’Shares FTSE U.S. Quality Dividend ETF commenced operations on July 14, 2015. The O’Shares FTSE Europe Quality Dividend ETF and O’Shares FTSE Asia Pacific Quality Dividend ETF commenced operations on August 19, 2015. The O’Shares FTSE Europe Quality Dividend Hedged ETF and O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF commenced operations on August 25, 2015.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the “Release”). The Release calls for the adoption of new rules and forms as well as amendments to current rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Regulation S-X amendments have a compliance date of August 1, 2017, and will be first reflected in the Funds’ filing of Form N-Q for the period ending September 30, 2017. The effective date for the Form N-PORT and Form N-CEN is June 1, 2018. Management is in the process of reviewing the impact to the financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

Investment Valuation

The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of a Fund’s shares outstanding.

In calculating each Fund’s NAV, investments generally are valued using market valuations. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

The value of each Fund’s securities is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available or if the value of a security the Funds hold has been materially

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded, the security will be valued by another method that the Funds’ Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation guidelines, which were approved by the Board of Trustees (the “Trustees”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Target Index. This may adversely affect a Fund’s ability to track its Target Index. Securities of non-exchange traded investment companies are valued at their NAV. Affiliated exchange traded funds held by O’Shares FTSE Europe Quality Dividend Hedged ETF and O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF are valued at the mean of the closing bid/ask spread, and will typically be categorized as Level 2 in the fair value hierarchy. Other exchange traded funds, held by any Fund, are generally valued at the last trade price and are typically categorized as Level 1 in the fair value hierarchy.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

The following is a summary of the valuations as of June 30, 2017 for each Fund based upon the three levels defined above:

	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs		LEVEL 3 – Other Significant Unobservable Inputs
	Common Stocks	Forward Foreign Currency Contracts	Exchange Traded Fund		Totals
O'Shares FTSE U.S. Quality Dividend ETF
Assets:	$411,412,518	$—	$—	$—	$411,412,518
Totals:	$411,412,518	$—	$—	$—	$411,412,518
O'Shares FTSE Europe Quality Dividend ETF
Assets:	$62,312,458	$—	$—	$—	$62,312,458
Totals:	$62,312,458	$—	$—	$—	$62,312,458
O'Shares FTSE Europe Quality Dividend Hedged ETF
Assets:	$—	$—	$16,155,276	$—	$16,155,276
Liabilities:	—	(135,831)	—	—	(135,831)
Totals:	$—	$(135,831)	$16,155,276	$—	$16,019,445
O'Shares FTSE Asia Pacific Quality Dividend ETF
Assets:	$11,069,600	$—	$—	$—	$11,069,600
Totals:	$11,069,600	$—	$—	$—	$11,069,600
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
Assets:	$—	$35,298	$2,559,200	$—	$2,594,498
Liabilities:	—	(14,770)	—	—	(14,770)
Totals:	$—	$20,528	$2,559,200	$—	$2,579,728

For the year ended June 30, 2017, there were no Level 3 investments held in a Fund for which significant unobservable inputs were used to determine fair value. Please refer to the Schedules of Investments to view equity securities segregated by industry type.

The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, and 3 as of June 30, 2017, based on levels assigned to securities on June 30, 2016.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.

REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.

Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.

The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions reported on the Statements of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Forward Foreign Currency Contracts

Forward contracts may be considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The O’Shares FTSE Europe Quality Dividend Hedged ETF and O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF enter into forward foreign currency contracts to effectuate the hedging strategies embedded in the Europe Hedged Target Index and the AP Hedged Target Index, respectively.

The Europe Hedged Target Index and the AP Hedged Target Index attempt to hedge against fluctuations in the relative value of foreign currencies in which each Index’s components are denominated against the U.S. dollar. Each Index is designed to have higher returns than an equivalent index that does not hedge against a weakening of such foreign currencies relative to the U.S. dollar. Each Index would be expected to have lower returns than an equivalent unhedged index when these foreign currencies are rising in value relative to the U.S. dollar. Although the hedged nature of each Index is designed to minimize the impact of currency fluctuations on returns, it does not eliminate the Funds’ exposure to foreign currency fluctuations.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency. Position hedging and transaction hedging generally involve a Fund seeking to “lock in” the exchange rate between currencies. Purchasing a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire may serve as a long hedge. Alternatively, selling a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

in a foreign currency may serve as a short hedge. Currency hedges do not protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no forward currency contracts on that currency are available or such forward currency contracts are more expensive than certain other derivative instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using forward currency contracts on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the forward currency contract will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Except for the O’Shares FTSE Europe Quality Dividend Hedged ETF and O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF, no Fund is obligated to actively engage in currency hedging transactions; therefore, such a Fund may not attempt to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss. Further, a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

At or before settlement of a forward foreign currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract; or, if the forward foreign currency contract is cash settled, pay or receive the difference between it and its counterparty’s obligations under the contract. If a Fund makes delivery of a currency at or before the settlement of a forward foreign currency contract, it may be required to obtain the currency through the conversion of assets into the currency. A Fund may close out a forward foreign currency contract obligating it to purchase currency by selling an offsetting contract. If a Fund engages in an offsetting transaction, it may later enter into a new forward foreign currency contract to sell the currency. If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward foreign currency contract prices.

For the year ended June 30, 2017, the quarterly average settlement value of the Forward Foreign Currency Contracts held by the Funds was as follows:

	O’Shares FTSE Europe Quality Dividend Hedged ETF	O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF
Average Settlement Value Purchased	$1,586,246	$294,648
Average Settlement Value Sold	12,714,189	2,503,695

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Value of Derivative Instruments as of June 30, 2017
Fund	Derivatives Not Accounted for as Hedging Instruments under ASC 815	Location	Assets Value	Liabilities Value
	Forward Foreign Currency Contracts	Statements of Assets and Liabilities
O’Shares FTSE Europe Quality Dividend Hedged ETF			$—	$135,831
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF			35,298	14,770

The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2017
Fund	Derivatives not Accounted for as Hedging Instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Forward Foreign Currency Contracts
O’Shares FTSE Europe Quality Dividend Hedged ETF		$190,135	$(333,413)
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF		(39,639)	137,146

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of June 30, 2017 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.

Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to improve a Fund’s tracking to its Target Index or to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

The tax character of the distributions paid for the tax year ended June 30, 2017 and 2016 was as follows:

	Year Ended June 30, 2017				Year Ended June 30, 2016
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital gains	Tax Return of Capital	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Tax Return of Capital	Total Distributions
O'Shares FTSE U.S. Quality Dividend ETF	$7,773,398	$—	$—	$7,773,398	$1,829,823	$—	$—	$1,829,823
O'Shares FTSE Europe Quality Dividend ETF	1,011,159	—	—	1,011,159	431,354	—	—	431,354
O'Shares FTSE Europe Quality Dividend Hedged ETF	1,201,009	—	—	1,201,009	173,882	—	—	173,882
O'Shares FTSE Asia Pacific Quality Dividend ETF	298,235	—	—	298,235	100,491	—	—	100,491
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	49,951	—	—	49,951	73,565	—	—	73,565

At June 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
O'Shares FTSE U.S. Quality Dividend ETF	$690,672	$—	$(1,995,721)	$28,415,771
O'Shares FTSE Europe Quality Dividend ETF	528,763	—	(310,282)	1,973,660
O'Shares FTSE Europe Quality Dividend Hedged ETF	45,080	—	(647,830)	802,598
O'Shares FTSE Asia Pacific Quality Dividend ETF	61,075	—	(22,256)	956,787
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	—	73,543	—	260,527
*	The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, designation of tax distributions as a return of capital, and nondeductible expenses resulted in the following reclassifications, as of June 30, 2017 among the Funds’ components of net assets:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid in Capital
O'Shares FTSE U.S. Quality Dividend ETF	$(11,064)	$(7,523,185)	$7,534,249
O'Shares FTSE Europe Quality Dividend ETF	(44,494)	178,784	(134,290)
O'Shares FTSE Europe Quality Dividend Hedged ETF	744,672	(582,362)	(162,310)
O'Shares FTSE Asia Pacific Quality Dividend ETF	(12,933)	12,933	—
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	61,638	(98,521)	36,883

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period; however, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry on expiration date. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law. For the tax year ended June 30, 2017, the following Funds had

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
O'Shares FTSE U.S. Quality Dividend ETF	$1,995,721	$—
O'Shares FTSE Europe Quality Dividend ETF	304,364	—
O'Shares FTSE Europe Quality Dividend Hedged ETF	4,538	—
O'Shares FTSE Asia Pacific Quality Dividend ETF	22,022	56,153

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2017, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2017:

Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
O'Shares FTSE Europe Quality Dividend ETF	$—	$5,918	$5,918
O'Shares FTSE Europe Quality Dividend Hedged ETF	128,536	514,756	643,292
O'Shares FTSE Asia Pacific Quality Dividend ETF	—	234	234

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investments and transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. For those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

4. Investment Management Fees

FFCM LLC acts as the Funds’ investment adviser pursuant to an investment advisory agreement with the Funds (the “Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Funds’ assets and is accountable to the Trustees for the administration of the affairs of the Funds. Pursuant to the Advisory Agreement, the Adviser is entitled to receive an annual management fee as a percentage of average daily net assets for each Fund, payable on a monthly basis as follows:

Fund	Management Fee (as a percentage of average daily net assets)
O’Shares FTSE U.S. Quality Dividend ETF	0.48%
O’Shares FTSE Europe Quality Dividend ETF	0.58%
O’Shares FTSE Europe Quality Dividend Hedged ETF	0.68%
O’Shares FTSE Asia Pacific Quality Dividend ETF	0.58%
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	0.68%

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

Under the Advisory Agreement, the Adviser bears all of the costs of the Funds, except for the advisory fee, distribution fees (including any payments under the Funds’ 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), compensation and expenses of the Independent Trustees (including Independent Trustee counsel fees), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Funds may be a party and indemnification of the Trustees and officers with respect thereto).

The Adviser has agreed to waive its fees and reimburse expenses for each Fund until at least July 10, 2018 so that the total annual fund operating expenses after fee waiver and expense reimbursement for each Fund (except for distribution fees (including payments under a Rule 12b-1 plan), brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto)) are limited to the ratios below:

Fund	Expense Limitation
O’Shares FTSE U.S. Quality Dividend ETF	0.48%
O’Shares FTSE Europe Quality Dividend ETF	0.58%
O’Shares FTSE Europe Quality Dividend Hedged ETF*	0.68%
O’Shares FTSE Asia Pacific Quality Dividend ETF	0.58%
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF*	0.68%
*	In addition, the Adviser has contractually agreed to reduce its management fees in an amount equal to any acquired fund fees and expenses (“AFFE”) incurred by O’Shares FTSE Europe Quality Dividend Hedged ETF and O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF from its investments in the O’Shares FTSE Europe Quality Dividend ETF and O’Shares FTSE Asia Pacific Quality Dividend ETF, respectively. The expense limitation of 0.68% for each Fund is inclusive of AFFE for the Funds. AFFE are expenses incurred indirectly by the Funds through their ownership of shares in other investment companies. Because AFFE are not direct expenses of the Funds, they are not reflected on the Funds’ financial statements.

This undertaking can only be changed with the approval of the Board of Trustees.

For the year ended June 30, 2017, management fee waivers and expense reimbursements were as follows:

Fund	Management Fees Waived	Expense Reimbursements
O'Shares FTSE U.S. Quality Dividend ETF	$12,331	$—
O'Shares FTSE Europe Quality Dividend ETF	12,331	—
O'Shares FTSE Europe Quality Dividend Hedged ETF	91,509	—
O'Shares FTSE Asia Pacific Quality Dividend ETF	12,331	—
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	22,603	7,550

Fees waived or reimbursed are not subject to subsequent recoupment by the Adviser.

The Adviser has entered into a Sponsor Agreement with O’Shares Investments, Inc. (the “Sponsor”). Under the Sponsor Agreement, the Sponsor agrees to pay certain expenses of each Fund. In particular, the Sponsor agrees to pay: up to $60,000 per year for fixed Trust expenses (such as insurance premiums, legal and other professional fees) (“Fixed Expenses”); all fees budgeted for each Fund and attributable solely to the Funds (“Incremental Expenses,”); and; at least trustee and trustee counsel fees allocable to the Funds and reimbursed to the Funds by the Adviser under the Expense Limitation Agreement (“Capped Expenses,” and together with Fixed Expenses and Incremental Expenses, “Sponsor Expenses”). Pursuant to the Sponsor Agreement, the Adviser pays all of the Sponsor Expenses and receives reimbursement from the Sponsor for any of the Sponsor

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

Expenses exceeding the Net Management Fee. For these purposes, the “Net Management Fee” is defined as the total management fee earned by the Adviser under the Advisory Agreement minus (a) all Fund expenses that the Adviser is required to pay (on behalf of a Fund) under the Advisory Agreement, and (b) the Capped Expenses. Under the Sponsor Agreement, the Sponsor will not pay with respect to any Fund: the advisory fee; distribution fees (including payments under the Fund’s 12b-1 plan); brokerage commissions and other expenses incurred in placing orders for the purchase or sale of securities and other investment instruments; acquired fund fees and expenses; taxes; interest (including borrowing costs and dividend expenses on securities sold short); and, litigation and other extraordinary expenses. The Sponsor will enter into one or more index and/or data services agreement(s) with the Funds’ index provider, which provide for use of licensed indices by the Funds and the use of the related data by the Adviser in connection with its management of the Funds’ portfolios. The Sponsor will contract with a third party to have calculated and disclosed the indicative intraday value (“IIV”) of the Funds’ shares and to provide sub-administration services to the Adviser with respect to the Funds. Finally, under the Sponsor Agreement, the Sponsor agrees to develop the marketing strategy for the Funds and cooperate with the Adviser and the Funds’ Distributor to market, on behalf of the Distributor, the Funds’ shares in the U.S. In addition, the Sponsor also bore significant costs in developing the Funds, including arranging for the rights of the Funds and the Adviser to use the licensed index and related data. For these services and payments, the Sponsor is entitled to a fee from the Adviser equal to 90% of the Net Management Fee received by the Adviser from the Funds. The Sponsor does not make investment decisions, provide investment advice or otherwise act in the capacity of an investment adviser to any Fund.

5. Administration and Custodian Fees

JPMorgan Chase Bank, N.A. acts as Administrator and Custodian to the Funds. The Administrator provides the Funds with all required general administrative services. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets and subject to certain minimum levels. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

6. Distribution, Service Plan and Fund Officers

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ Distributor. The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, a Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, a Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.

No distribution or service fees are currently paid by any Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in a Fund and may cost you more than paying other types of sales charges.

Foreside Fund Officer Services, LLC (“FFOS”) (formerly Foreside Compliance Services, LLC), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. FMS has agreed to temporarily waive a portion of its fees until further notice. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

7. Issuance and Redemption of Fund Shares

The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.

Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to JPMorgan Chase Bank, N.A., the Funds’ administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash.

8. Investment Transactions

For the year ended June 30, 2017 the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:

Fund	Purchases	Sales
O'Shares FTSE U.S. Quality Dividend ETF	$58,071,925	$56,882,196
O'Shares FTSE Europe Quality Dividend ETF	11,767,764	11,495,163
O'Shares FTSE Europe Quality Dividend Hedged ETF	2,091,161	2,360,202
O'Shares FTSE Asia Pacific Quality Dividend ETF	2,818,900	2,402,631
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	438,401	302,580

9. In-Kind Transactions

During the period presented in this report, certain Funds of the Trust delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended June 30, 2017 the value of the securities transferred for redemptions, and the net realized gains and losses recorded in connection with the transactions were as follows:

Fund	Value	Net Realized Gains (Losses)
O'Shares FTSE U.S. Quality Dividend ETF	$74,932,591	$7,517,080
O'Shares FTSE Europe Quality Dividend ETF	7,462,412	(134,290)
O'Shares FTSE Europe Quality Dividend Hedged ETF	3,454,558	(160,894)
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	1,261,442	143,042

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2017, the value of the securities received for subscriptions were as follows:

Fund	Value
O'Shares FTSE U.S. Quality Dividend ETF	$253,718,472
O'Shares FTSE Europe Quality Dividend ETF	42,528,787
O'Shares FTSE Europe Quality Dividend Hedged ETF	15,746,142
O'Shares FTSE Asia Pacific Quality Dividend ETF	4,788,931
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	1,187,424

10. Principal Risks

The Funds are subject to the principal risks noted below, which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.

Quality Factor Risk:  Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Asia-Pacific Risk:  Investments in securities of issuers in Asia-Pacific countries involve risks that are specific to the Asia-Pacific region, including certain legal, regulatory, political and economic risks. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asia-Pacific economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asia-Pacific economies are highly dependent on trade and economic conditions in other countries can impact these economies.

Authorized Participants Concentration Risk:  The Funds have a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Funds and no other Authorized Participant steps in, shares of the Funds may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the Exchange.

Depositary Receipts Risk:  The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk:  Derivatives, including swap agreements, futures contracts and forward currency contracts, may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, a Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Derivatives may be subject to counterparty risk, which includes the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Dividend-Paying Stocks Risk:  Involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after a Fund's purchase of such a company’s securities.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

Equity Investing Risk:  An investment in a Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Europe Risk:  Decreasing imports or exports, changes in governmental or European Union (the “E.U.”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an E.U. member country on its sovereign debt, and/or an economic recession in an E.U. member country may have a significant adverse effect on the securities of E.U. issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the E.U. In addition, if one or more countries were to exit the E.U. or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Funds’ portfolios.

Exchange-Traded Funds and Other Investment Companies Risk:  The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, each Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, a Fund’s operating expenses may be higher and performance may be lower.

Foreign Investment Risk:  Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including political, diplomatic, economic, foreign market and trading risks. In addition, a Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Forward and Futures Contracts Risk:  The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a forward contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) a Fund may have insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and may have to sell investments at a time when it may be disadvantageous to do so.

Hedging Risk:  A Fund’s hedging strategies may not be successful and even if they are successful the Fund’s exposure to foreign currency fluctuations is not expected to be fully hedged at all times.

Geographic Concentration Risk:  Because a Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Industry Concentration Risk:  To the extent that a Fund’s Target Index is concentrated in a particular industry, the Fund also will be expected to be concentrated in that industry, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

International Closed Market Trading Risk:  If a Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium NAV to that may be greater than those incurred by other exchange-traded funds.

Large Capitalization Securities Risk:  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk:  A Fund could become exposed to leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund’s returns and may lead to a more volatile share price.

Market Events Risk:  Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund.

Mid-Capitalization Securities Risk:  The stocks of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of stocks during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations and may have limited product lines, markets or financial resources.

Passive Investment Risk:  The Adviser does not actively manage the Funds and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Target Index. As a result, the Funds may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk:  Although it is expected that the market price of a Fund’s shares typically will approximate its NAV, there may be times when the market price and the NAV differ and a Fund’s shares may trade at a premium or discount to NAV.

REIT Risk:  Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and a Fund will indirectly bear a proportionate share of those fees and expenses.

Tracking Error Risk:  The investment performance of a Fund may diverge from that of its Target Index due to, among other things, fees and expenses paid by a Fund that are not reflected in the Target Index. If a Fund is small, it may experience greater tracking error.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2017

Volatility Risk:  There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has been historically and thus that a Fund’s Target Index will not be exposed to the less volatile securities in the index universe. Volatile stocks are subject to sharp swings in value.

11. Guarantees and Indemnifications

In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

FQF Trust
Report of Independent Registered Accounting Firm
June 30, 2017

To the Board of Trustees and Shareholders of FQF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed in Note 1 in the accompanying Notes to the Financial Statements comprising part of FQF Trust (the “Funds”) at June 30, 2017, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 24, 2017

FQF Trust
Expense Examples (Unaudited)
June 30, 2017

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2017.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2017.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FQF Trust
Expense Examples (Unaudited)
June 30, 2017

	Beginning Account Value 01/01/17	Ending Account Value 06/30/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
O'Shares FTSE U.S. Quality Dividend ETF
Actual	$1,000.00	$1,076.20	$2.47	0.48%
Hypothetical	$1,000.00	$1,022.41	$2.41	0.48%
O'Shares FTSE Europe Quality Dividend ETF
Actual	$1,000.00	$1,158.00	$3.10	0.58%
Hypothetical	$1,000.00	$1,021.92	$2.91	0.58%
O'Shares FTSE Europe Quality Dividend Hedged ETF(a)
Actual	$1,000.00	$1,092.20	$0.62	0.12%
Hypothetical	$1,000.00	$1,024.20	$0.60	0.12%
O'Shares FTSE Asia Pacific Quality Dividend ETF
Actual	$1,000.00	$1,118.10	$3.05	0.58%
Hypothetical	$1,000.00	$1,021.92	$2.91	0.58%
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF(a)
Actual	$1,000.00	$1,074.50	$0.77	0.15%
Hypothetical	$1,000.00	$1,024.05	$0.75	0.15%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period).
(a)	In addition to the fees and expenses which the O'Shares FTSE Europe Quality Dividend Hedged ETF and O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF bear directly, each Fund indirectly bears fees and expenses of the Underlying Fund in which each Fund invests. Each Fund’s Annualized Expense Ratio During Period disclosed in the table above reflects only the direct expenses of that Fund. If each Fund’s Annualized Expense Ratio During Period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.68% for both the Actual and Hypothetical Expense.

FQF Trust
Additional Information (Unaudited)

Proxy Voting Information

A description of FQF Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Trust’s website at www.oshares.com or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 1-617-292-9801.

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

FQF Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Funds’ full portfolio holdings are updated daily and available on the O’Shares Investment Funds’ website at www.oshares.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2017 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2017. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

As of June 30, 2017, the Funds’ federal tax information were as follows:

Funds	QDI	DRD
O’Shares FTSE U.S. Quality Dividend ETF	100.00%	100.00%
O’Shares FTSE Europe Quality Dividend ETF	100.00%	—
O’Shares FTSE Europe Quality Dividend Hedged ETF	27.68%	—
O’Shares FTSE Asia Pacific Quality Dividend ETF	71.69%	—
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	100.00%	—

For the tax year ended June 30, 2017, foreign taxes which are expected to be passed through to shareholders for foreign tax credits and gross income derived from sources within foreign countries were as follows:

Funds	Foreign Taxes Paid	Foreign Source Income
O’Shares FTSE Europe Quality Dividend ETF	$155,394	$1,632,822
O’Shares FTSE Europe Quality Dividend Hedged ETF	39,530	415,362
O’Shares FTSE Asia Pacific Quality Dividend ETF	27,663	336,341
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	6,321	76,854

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1944	Trustee	Indefinite/Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 – Present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	13	None

Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	13	None

Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/Since 2011	Consultant, Advent International (August 2010 to present).	13	None

Interested Trustee**
Ronald C. Martin, Jr., CFA Year of Birth: 1971	Trustee; Vice President	Indefinite/Since 2010 Since 2011	Portfolio Manager, Adviser (April 2010 – present), Portfolio Manager, ICC Capital (June 2014 – December 2015); Chief Financial Officer and Portfolio Manager, Adviser (April 2010 – December 2015).	13	None
*	Each Independent Trustee may be contacted by writing to the Independent Trustee of FQF Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.
**	Mr. Martin is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in the Adviser.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/Since 2015	Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*

William H. DeRoche 53 State Street, Suite 1308, Boston, MA 02109 Year of Birth: 1962	President	Indefinite/Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017);Portfolio Manager, ICC Capital (March 2015 to December 2015).

Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*
*	Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

O’Shares Investments

53 State Street, Suite 1308
Boston, MA 02109
www.oshares.com

Distributor:
Foreside Fund Services, LLC

3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code Of Ethics.

As of the end of the period, June 30, 2017, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Peter A. Ambrosini is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Peter A. Ambrosini is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for FQF Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal period ended June 30, 2016 and June 30, 2017 were:

	2016	2017
Audit Fees (a)	$56,000	$74,000
Audit Related Fees (b)	0	0
Tax Fees (c)	$41,950	$43,200
All Other Fees (d)	0	0
Total:	97,950	$117,200

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with the June 30, 2016 and June 30, 2017 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal period ended June 30, 2016 and June 30, 2017: $41,950 and $43,200, respectively.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FQF Trust

By:          /s/ William DeRoche

William H. DeRoche

President

September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ William DeRoche

William H. DeRoche

President

September 6, 2017

By:          /s/Joshua Hunter

Joshua Hunter

Principal Financial Officer and Treasurer

September 6, 2017